UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06260
THE QUAKER INVESTMENT TRUST
(Exact name of registrant as specified in charter)
309 Technology Drive
Malvern, PA 19355
(Address of principal executive offices) (Zip code)
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-220-8888
Date of fiscal year end: June 30, 2007
Date of reporting period: June 30, 2007
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.
ANNUAL REPORT | 2007

GROWTH FUNDS
Quaker Strategic Growth Fund
Quaker Core Equity Fund
Quaker Small-Cap Growth Fund
Quaker Capital Opportunities Fund
Quaker Biotech Pharma-Healthcare Fund
VALUE FUNDS
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Core Value Fund

Mutual fund investing involves risk. Principal loss is possible.
Investing in the Quaker Funds may involve special risks including, but not limited to, investments in smaller companies, non-diversification, short sales, foreign securities, special situation companies, debt securities and value and growth investing. Please refer to the prospectus for more complete information.
This report must be preceded or accompanied by a current prospectus.
The opinions expressed are those of the sub-advisers through the end of the period for this report, are subject to change, are not a guarantee and should not be considered investment advice.
Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security.

Chairman’s Letter to the Shareholders
June 30, 2007
Dear Fellow Shareholder:
     We are pleased to present the Annual Report to Shareholders of the Quaker Funds for the year ended June 30, 2007. Fiscal year 2007 (July 1, 2006 — June 30, 2007) presented numerous challenges for the Quaker Funds. An economy affected by the war in Iraq, an inverted Treasury yield curve, an unstable domestic housing market and general uncertainty about interest rates created a difficult environment for investors and investment managers alike.
     In mid 2006, our organization entered into new service provider agreements for custody, fund accounting, fund administration, transfer agency and distribution. After a thorough screening and pricing process, the Trustees chose Brown Brothers Harriman & Co. for custody, fund accounting and fund administration and U.S.Bancorp Fund Services, LLC for transfer agency and distribution. The transition of all of these services to our new providers was completed in December. We believe these changes will result in more efficient and lower cost services. Additionally, our Audit Committee chose to hire a new auditing firm. After a diligent selection process, PricewaterhouseCoopers LLP was selected. We feel very strongly that all of the above changes will increase our ability to serve you, our shareholders, as we grow in the future.
     I would also like to take this opportunity to thank the shareholders and fellow board members for the opportunity to serve as independent chairman for the Quaker Investment Trust. It has been a pleasure to work with the Quaker Funds’ Board and Fund management for the past several years. Now that the funds are serviced by well respected providers and are on a clear course for the future, I have decided to resign from the Quaker Board effective August 1, 2007. Upon my resignation, the Board has asked me to take the title of Chairman Emeritus, and I am pleased to accept. The Quaker Funds are well positioned to advance to the next level with the guidance of the remaining Board members and Fund management. I wish the Quaker Funds team and shareholders all of the best for the future.
     The Quaker Funds continue to strive to provide the shareholders with exceptional, institutional quality, entrepreneurial asset managers. On behalf of the Board of Trustees, we thank you for placing your trust in us.
Sincerely,
David K. Downes
Independent Chairman

Performance Update
Quaker Strategic Growth Fund (QUAGX, QAGBX, QAGCX, QAGIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in equity securities of domestic U.S. companies which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
     For the fiscal year ended June 30, 2007, the S&P® 500 Total Return Index (“S&P 500”), a broad based market proxy, generated a 20.59% return. The Quaker Strategic Growth Fund finished the year with a total return of 18.68%*. Despite good calendar 2007 performance, the Fund could not keep pace with the index over the last year mainly due to defensive positioning last summer and overweights in the energy, materials and industrial sectors (which lagged the market) in the third quarter of 2006. For the first half of calendar year 2007, the S&P 500 gained 6.96% while the Quaker Strategic Growth Fund’s performance was up 15.67%.
     The recent strength of the equity markets has been driven by three major factors. First is the merger and acquisition activity by financial (a.k.a. private equity funds) and strategic corporate buyers. This has placed a “floor” under the market because investors are constantly valuing companies at a premium over current prices based on recent buy-out prices. Second is the continued acceleration of economic growth in Asian, Middle Eastern and South American countries. This growth has been a tailwind to export oriented companies around the globe as well as to industrial and commodity related companies. Third is the current valuation of the market, which at 16 times forward earnings almost looks fair when compared to recent historical stock market overvaluations.
     We continue to believe that U.S. domestic demand will remain weak and perhaps get even weaker as 2007 progresses. At the same time, we also believe that global demand will be strong due to the economic development that is occurring in Asia and the rising export revenues that are accruing to commodity based countries like Brazil, Russia and Saudi Arabia. If one extrapolates the conclusion of a recent study by the Federal Reserve Bank of New York, it appears that import growth on the part of export-oriented countries could continue for at least two more years. This of course is good news for export-oriented companies in the U.S. and Europe. Going forward, we will continue to be overweight companies that we believe will benefit from export markets or long-cycle spending and underweight companies that are exposed to discretionary consumer spending and finance related areas.
Manu P. Daftary, Portfolio Manager
DG Capital Management, Inc.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
DG Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
$767,305,938

Top Ten Holdings** (% of net assets)
Freeport-McMoRan Copper & Gold, Inc.	4.35%
Canadian Natural Resources Ltd.	4.14%
Williams Cos., Inc.	3.96%
ConocoPhillips	3.50%
Bayer AG ADR	3.47%
Siemens AG ADR	3.45%
Bunge Ltd.	3.09%
XTO Energy, Inc.	3.03%
Transocean, Inc.	2.97%
Southwestern Energy Co.	2.84%

% Fund Total	34.80%

**	Excludes Short-Term Investments

2 | 2007 ANNUAL REPORT

Quaker Strategic Growth Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2007
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 06/30/07
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.90%	11/25/1996	12.15%	18.68%	13.29%	14.58%	17.48%	18.14%	17.74%	18.37%
Class B	2.65%	08/01/2000	12.77%	17.77%	13.50%	13.74%	n/a	n/a	6.26%	6.26%
Class C	2.65%	07/11/2000	16.80%	17.80%	13.73%	13.73%	n/a	n/a	6.18%	6.18%
Class I	1.65%	07/20/2000	18.95%	18.95%	14.86%	14.86%	n/a	n/a	7.04%	7.04%
S&P 500 Total Return Index*			20.59%	20.59%	10.70%	10.70%	7.12%	7.12%	8.41%	8.41%

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2007 ANNUAL REPORT | 3

Performance Update
Quaker Core Equity Fund (QUEX, QCEBX, QCECX, QCEIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations within the range of companies included in the Russell 1000® Growth Index.
Performance Review and Market Outlook
     For the six-month period ended June 30, 2007, the Fund’s return of 9.51%* versus 8.13% for the Russell 1000® Growth Index was not enough to overcome a dismal second half of 2006. This left the Fund’s return for the fiscal year ended June 30, 2007 at 12.55%* versus 19.04% for the index. Our approach to valuation, growth-at-a-reasonable-price, was not rewarded, whereas, low price-to-book and low price-to-earnings were rewarded, irrespective of their future prospects. Our approach led us to have good earnings surprises and visibility at a reasonable price, but these companies were not rewarded for surprising the marketplace.
     The last twelve months have actually been a study of two different markets: the last half of 2006 was driven by stocks with no good earnings news and the returns in the first half of 2007 were determined by earnings surprises. Accordingly, although the Fund underperformed for the last half of last year, it has recently seen some improvement.
     As of June 30, 2007, we are continuing our emphasis on growth-at-a-reasonable-price stocks, as well as lower volatility stocks. This has been the stance of our portfolio during the last three years, and we expect it to continue for the next few quarters, at least. Given that current interest rates do not seem to be heading any lower, valuation is becoming even more important for investors’ returns. Likewise, as the market is getting a little more risky, volatility is not being rewarded. Accordingly, we will continue to emphasize lower volatility stocks. Given our bias for growth-at-a-reasonable-price and lower volatility, we will continue to take slight sector bets relative to the index.
     The most striking underweight will continue to be the consumer discretionary sector. As long as the earnings and sales growth for this sector remain lower than their price/earnings warrant, we will be underweighted in this group. We intend to overemphasize slightly the energy sector, and even more so the financial sector. The energy sector is showing tremendous growth in revenues and earnings, which does not seem to want to slow down at all. We believe that the financial sector (insurance and investment banking) offers the best value in the stock market. Until the earnings season reveals itself, we will maintain a market weighting on the economically sensitive sectors of technology, material, and capital equipment, with our selections geared towards the export market. In fact, we expect international sales/earnings to be a larger component of your portfolio in the future, as the global economy grows at a faster rate than our domestic economy.
     As we continuously rebalance the Fund’s portfolio, our turnover will be higher than it has been in the past, as relative valuation is very important to total returns and the volatility of the marketplace allows for more advantageous intraday trading. Although disappointed in our second half performance in calendar year 2006, we are nevertheless encouraged by our recent snapback and plan to stay the course with our current biases.
John Geewax and Bruce Terker
Geewax, Terker & Co.
SUB-ADVISER:
Geewax, Terker & Co.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
$13,137,811

Top Ten Holdings** (% of net assets)

General Electric Co.	4.64%
PepsiCo, Inc.	4.37%
Procter & Gamble Co.	3.91%
Google, Inc.	3.19%
Apple, Inc.	3.07%
Baker Hughes, Inc.	2.50%
American International Group, Inc.	2.35%
Oshkosh Truck Corp.	2.11%
Schlumberger Ltd.	1.94%
American Express Co.	1.91%

29.99%

**	Excludes Short-Term Investments

4 | 2007 ANNUAL REPORT

Quaker Core Equity Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2007
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 06/30/07
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.77%	11/25/1996	6.36%	12.55%	6.79%	8.00%	2.22%	2.80%	3.57%	4.13%
Class B	2.52%	11/14/2000	6.68%	11.68%	6.90%	7.20%	n/a	n/a	(3.13)%	(3.13)%
Class C	2.52%	06/30/2000	10.67%	11.67%	7.21%	7.21%	n/a	n/a	(5.51)%	(5.51)%
Class I	1.52%	07/14/2000	12.82%	12.82%	8.28%	8.28%	n/a	n/a	(5.31)%	(5.31)%
Russell 1000 Growth Index*			19.04%	19.04%	9.28%	9.28%	4.39%	4.39%	5.73%	5.73%

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2007 ANNUAL REPORT | 5

Performance Update
Quaker Small-Cap Growth Fund (QSGAX, QSGBX, QSGCX, QSGIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in U.S. common stocks with market capitalizations within the range of companies included in the Russell 2000® Growth Index.
Performance Review and Market Outlook
     For the twelve-months ended June 30, 2007, the Fund returned 12.44%* versus 16.83% for the Russell 2000® Growth Index. The entire underperformance occurred during the third quarter of 2006, when companies that we viewed as too risky, or as having too much negative sentiment/news, significantly outperformed those stocks that we invested in and which we believe offered a better risk/return tradeoff, or better earnings or valuations. Our overweight in the energy sector for the fiscal year was not rewarded as this sector was the worst performing sector. Likewise, our underweight in the consumer discretionary sector proved costly as this sector was one of the better performing ones. We have stayed with our risk-avoidance approach, and have slowly made up the underperformance of the third quarter 2006.
     As we continue to focus on lower risk small growth companies, we have continued to underweight the consumer discretionary and the healthcare sectors; the former for its slower revenue and earnings growth, and the latter for its earnings disappointments and uncertainty. We are slightly overweighted in the economically sensitive sectors (technology/capital equipment/materials) as well as financials and energy. These sector tilts will continue into the near future, as we believe the consumer growth to be much less than other sectors in the marketplace.
     Given the uncertainty in the marketplace, as well as increased riskiness in earnings forecasts, we continue to focus on growth-at-a-reasonable-price companies. With this emphasis, we should avoid most negative surprises in the upcoming earnings season, which we feel is very important given the level of interest rates, relative level of valuation multiples and the uncertainty surrounding earnings/revenue announcements. Given this uncertainty, the best investments are normally the best companies within each sector, or, as we believe, the most undervalued within each sector. Accordingly, the Fund is mainly invested this way, except for the two sectors mentioned above (consumer discretionary and healthcare), which have declining relative growth (as in the case of consumer discretionary), and very uncertain earnings (as in the case of the healthcare sector).
     Overall, we intend to stay the course with our fundamental bets until there is more clarity as to the overall earnings and revenues in the domestic economy.
John Geewax and Bruce Terker
Geewax, Terker & Co.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return table on the next page for performance with sales charges.
SUB-ADVISER:
Geewax, Terker & Co.
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
$4,003,802
Top Ten Holdings** (% of net assets)

Lufkin Industries, Inc.	2.58%
Baldor Electric Co.	2.46%
Aspreva Pharmaceuticals Corp.	2.16%
KKR Financial Corp.	1.94%
Corning, Inc.	1.91%
Lindsay Corp.	1.79%
Synaptics, Inc.	1.79%
Procter & Gamble Co.	1.77%
Trinity Industries, Inc.	1.74%
Gardner Denver, Inc.	1.70%

% Fund Total	19.84%

**	Excludes Short-Term Investments
6 | 2007 ANNUAL REPORT

Quaker Small-Cap Growth Fund
Growth of a Hypothetical $1,000,000 Investment
June 30, 2007
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/07
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.83%	06/14/2001	6.26%	12.44%	8.01%	9.24%	4.46%	5.44%
Class B	2.58%	03/16/2001	6.69%	11.69%	8.00%	8.29%	5.91%	5.91%
Class C	2.58%	10/17/2001	10.61%	11.61%	8.42%	8.42%	7.77%	7.77%
Class I	1.58%	09/18/2000	12.75%	12.75%	9.74%	9.74%	3.18%	3.18%
Russell 2000 Growth Index*			16.83%	16.83%	13.07%	13.07%	1.68%	1.68%

*	The benchmark since inception returns are calculated since commencement of September 18, 2000 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed. You cannot invest directly in an index.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses.
     The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
2007 ANNUAL REPORT | 7

Performance Update
Quaker Capital Opportunities Fund (QUKTX, QCOBX, QCOCX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in a limited number of securities which the Fund’s sub-adviser believes show a high probability for superior growth.
Performance Review and Market Outlook
     For the twelve months ended June 30, 2007, the Fund underperformed the S&P 500, gaining 9.67%* vs. 20.59% for the S&P 500. As we predicted at the beginning of 2006, the economy experienced a significant slowdown during the past twelve months, as GDP growth moderated to just above a 2% pace in the second half of 2006 and barely registered any growth in the first quarter of 2007 (+0.7%). We believe that the correction in the housing market that is taking place will lead to a further retrenchment on the part of the consumer and this underpins our defensive positioning of the Fund during the period.
     This defensive positioning, however, was not rewarded during the prior twelve months. Our overweightings in consumer staples and healthcare hampered our relative performance, and we had low exposure to some of the best-performing sectors, such as telecom and energy. We substantially reduced our energy holdings in mid-2006, feeling that the combination of record inventory levels of commodities, coupled with slowing demand, was not setting the stage for outperformance of the stocks in this sector. Our underexposure to the financial sector, however, was beneficial. Our concerns regarding credit-quality deterioration, the inverted yield curve, and the sub-prime mortgage fallout were confirmed as these factors weighed on many of the subgroups within the financial sector. Our overweighting of the materials sector was also advantageous. Additionally, our holdings in the industrial gases segment have exhibited excellent fundamentals and commensurate stock-price moves.
     As the economy slows and the rate of corporate earnings growth weakens throughout 2007, we believe that the Fund’s emphasis on predictable, stable-growth companies will be justly rewarded. Additionally, the sharp increase in market volatility that we are now seeing has historically been favorable for high-quality stocks and those in “defensive” sectors —another potential tailwind for the Fund. While downside protection — the hallmark of the Knott Capital approach — has not been at a premium in the current market cycle, we believe it warrants even greater consideration in the months to come.
Charles A. Knott, J. Michael Barron, Peter M. Schofield,
CFA Knott Capital Management

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Knott Capital Management
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
$17,061,636

Top Ten Holdings** (% of net assets)

Omnicom Group, Inc.	4.28%
CVS Corp.	4.27%
Textron, Inc.	4.26%
Diageo PLC ADR	4.10%
PepsiCo, Inc.	4.07%
Colgate-Palmolive Co.	3.88%
Praxair, Inc.	3.84%
Teva Pharmaceutical Industries Ltd. ADR	3.77%
Air Products & Chemicals, Inc.	3.72%
UnitedHealth Group, Inc.	3.72%

% Fund Total	39.91%

**	Excludes Short-Term Investments
8 | 2007 ANNUAL REPORT

Quaker Capital Opportunities Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2007
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/07
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.60%	01/31/2002	3.64%	9.67%	8.33%	9.57%	6.52%	7.64%
Class B	2.35%	05/02/2002	3.76%	8.76%	8.48%	8.77%	7.24%	7.39%
Class C	2.35%	05/02/2002	7.76%	8.76%	8.77%	8.77%	7.39%	7.39%
S&P 500 Total Return Index*			20.59%	20.59%	10.70%	10.70%	7.32%	7.32%

*	The benchmark since inception returns are calculated since commencement of January 31, 2002 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The S&P 500® Total Return Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2007 ANNUAL REPORT | 9

Performance Update
Quaker Biotech Pharma-Healthcare Fund (QBPAX, QBPBX, CBPCX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital appreciation. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests in stocks of companies that have attractive growth prospects resulting from leading edge product research and development that are engaged in the development, production or distribution of biotechnology, healthcare and pharmaceutical products and services.
Performance Review and Market Outlook
     Biotech stocks, up 8.05% over the twelve months ended June 30, 2007 as measured by the NASDAQ Biotechnology Index (“NBI”), have not faired as well as the broader markets because of investor, political and regulatory concerns and focus on other market sectors. Despite these short- to mid-term issues, we believe the long-term prospects for the industry remain solid.
     For the twelve months ended June 30, 2007, the Quaker Biotech Pharma-Healthcare Fund’s performance was 9.51%*. This performance was achieved with a volatility about 25% lower than that of the NBI.
     Beginning with the Democratic congressional victory in November, investor concerns focused largely on political and regulatory developments. It is our belief that significantly adverse changes to the biotech industry will not be achievable unilaterally by the current Congress. The re-authorization of the Prescription Drug User Fee Act is on track for its September 2007 deadline — a positive for the sector. And finally, noise on biogenerics — a variety of competing biogeneric bills working their way through Congress — has intensified. Our expectation is that the effects of generics on biologic drugs will be significantly more muted as compared to their chemical generic counterparts.
     We believe that the solid long-term prospects for the biotech industry are reinforced by a number of issues. First, valuations, at ten-year historic lows for both large-cap and mid-cap biotech companies, are very attractive. This was reinforced by a particularly heated merger & acquisition environment over the last twelve months with deals such as Merck buying RNAi technology company Sirna for a 100% premium and AstraZeneca buying biotech large cap MedImmune for a 50% premium. In addition, the industry has continued to demonstrate significant productivity in getting new treatments approved for significant unmet medical needs. A few examples include Alexion’s Soliris (for a rare blood disorder, Paroxysmal nocturnal hemoglobinuria), Gilead’s Letairis (for pulmonary arterial hypertension) and Atripla (for HIV), and Speedel’s Tekturna (for hypertension). All represent significant advances over current standard of care.
     We expect these positive trends to continue. We believe sales and earnings growth should continue to grow at double digits for the next few years. We believe that the potential for long-term outperformance of the biotech industry is also supported by demographics — the aging population and their increased drug utilization — as well as therapeutic innovation to ease the fiscal pressure of disease management.
Michael Sjöström, CFA, Chief Investment Officer
Stephan Patten, CFA, Portfolio Manager
Sectoral Asset Management, Inc.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Sectoral Asset Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
$9,927,296

Top Ten Holdings** (% of net assets)

Genzyme Corp.	6.15%
Cardiome Pharma Corp.	5.16%
Progenics Pharmaceuticals, Inc.	5.14%
CV Therapeutics, Inc.	5.04%
Celgene Corp.	5.02%
Biogen Idec, Inc.	4.32%
Gilead Sciences, Inc.	4.10%
Illumina, Inc.	3.93%
Allergan, Inc.	3.80%
Momenta Pharmaceuticals, Inc.	3.43%

% Fund Total	46.09%

**	Excludes Short-Term Investments
10 | 2007 ANNUAL REPORT

Quaker Biotech Pharma-Healthcare Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2007
Average Annualized Total Return

					Commencement
	Expense	Inception			of operations
	Ratio	Date	One Year		through 06/30/07
			with	without	with	without
			sales	sales	sales	sales
			charge	charge	charge	charge

Class A	2.04%	10/14/2002	3.49%	9.51%	8.61%	9.93%
Class B	2.79%	09/23/2002	3.75%	8.67%	8.71%	9.01%
Class C	2.79%	11/20/2002	7.69%	8.67%	9.31%	9.31%
NASDAQ Biotechnology Index®*			8.05%	8.05%	13.52%	13.52%

*	The benchmark since inception returns are calculated since commencement of September 23, 2002 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The NASDAQ Biotechnology® Index is a widely recognized, unmanaged index. It contains companies primarily engaged in using biomedical research for the discovery or development of novel treatments or cures for human disease which also meet other eligibility criteria. The NASDAQ Biotechnology® Index is calculated under a modified capitalization-weighted methodology.
2007 ANNUAL REPORT | 11

Performance Update
Quaker Mid-Cap Value Fund (QMCVX, QMCBX, QMCCX, QMVIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks with market capitalizations comparable to those of the companies included in the Russell MidCap® Value Index.
Performance Review and Market Outlook
     The Quaker Mid-Cap Value Fund ended its fiscal year on June 30, 2007 with a return of 14.51%* versus 22.09% for the benchmark Russell MidCap® Value Index. The Fund suffered a difficult second half of 2006 like so many other funds, as the end of 17 continuous interest rate hikes by the Federal Reserve Bank signaled the economy was slowing and a recession was looming, based on historical experience, in nine to twelve months. Twelve months have passed, however, and there is no indication of a recession as far as we can see.
     With the perception of a softening economy on the horizon, many top-down equity managers played defense and moved to overweight positions in utility and consumer staples companies during the third and fourth quarters of 2006. However, we believed that most utility stocks were not worthy of high-quality ratings because they had high debt-to-equity ratios and very low profit margins. Moreover we believed that valuations were a problem in the consumer staples universe. Consequently, we underweighted the Fund’s exposure to the sectors and focused on high-quality stocks that were undervalued, but with what we believed were improving business prospects. Unfortunately, utility and consumer staples companies outperformed during the second half of 2006 and were a principal reason for the Fund’s underperformance during that period.
     During the reporting period, we continued to maintain a portfolio that was focused on the global economy and held overweight sector positions in industrials, materials, and technology, market weightings in healthcare, energy, and financials while underweighting consumer and utility stocks. The underweight in utility and consumer staples stocks that detracted from the Fund’s performance the latter half of 2006 helped in 2007 as the majority of the Fund’s 14.51% return is attributable to its performance during the first and second quarter of 2007.
     Currently, we believe that a tremendous opportunity exists as the relative price to value ratio for high quality companies compared to all companies is 0.45. This is the lowest relative valuation in 33 years. If ever there was a bubble, we believe it is in the mis-pricing of low-quality companies. Looking ahead, the global economy is still dependent on tight supplies in oil, materials, and industrial products. Domestically, we believe we are entering into a growth phase for technology. There will most likely continue to be “headline” risk with respect to oil, defense stocks, and healthcare, but in the end, we believe that the Fed may have orchestrated a near perfect performance with domestic secular growth being aided by demand for raw materials and by emerging markets demand for U.S. goods and services. We expect that earnings will continue to be helped by the weak dollar.
Anthony Soslow, CFA, Philip Mendelsohn, CFA, and John Hammerschmidt Global Capital Management, Inc.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Global Capital Management, Inc.
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
$154,829,808
Top Ten Holdings** (% of net assets)

L-3 Communication Holdings, Inc.	3.77%
Johnson Controls, Inc.	3.74%
Trinity Industries, Inc.	3.52%
Altera Corp.	3.47%
AMBAC Financial Group, Inc.	3.38%
Barr Pharmaceuticals, Inc.	3.24%
Philadelphia Consolidated Holding Corp.	3.24%
HCC Insurance Holdings, Inc.	3.24%
Maxim Integrated Products, Inc.	3.24%
Parker Hannifin Corp.	3.16%

% Fund Total	34.00%

**	Excludes Short-Term Investments
12 | 2007 ANNUAL REPORT

Quaker Mid-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2007
Average Annualized Total Return

							Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/07
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.69%	12/31/1997	8.22%	14.51%	13.97%	15.27%	9.66%	10.31%
Class B	2.44%	01/05/2001	8.72%	13.72%	14.22%	14.45%	13.51%	13.51%
Class C	2.44%	07/31/2000	12.67%	13.67%	14.41%	14.41%	13.02%	13.02%
Class I	1.44%	11/21/2000	14.85%	14.85%	15.58%	15.58%	14.90%	14.90%
Russell Midcap Value Index*			22.09%	22.09%	17.16%	17.16%	11.89%	11.89%

*	The benchmark since inception returns are calculated since commencement of December 31, 1997 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell Midcap Value® Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value® Index.
2007 ANNUAL REPORT | 13

Performance Update
Quaker Small-Cap Value Fund (QUSVX, QSVBX, QSVCX, QSVIX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital growth. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in equity securities of domestic U.S. Companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.
Performance Review and Market Outlook
     The Fund had a good year in both absolute and relative terms. For the year ended June 30, 2007, the Fund’s performance was 18.22%*, while the Fund’s benchmark, the Russell 2000 Index (a broad-based cross-section of the entire U.S. small-cap market), returned 16.43%. Working from the bottom up, we evaluate companies relative to their industry peers using three broad categories of attractiveness: value, management, and momentum. Value to us means fairly traditional ratios of price to fundamental value, management measures seek evidence that company management has and will continue to produce earning power, and momentum helps us determine when stocks might be expected to begin the ascent toward full valuation.
     Our assessment of value (specifically, companies that are cheap compared to their operating or future earnings) and our take on management (leaning towards companies that repurchase shares and have generated a positive long-run return on assets) contributed the most to our outperformance. Examining the year’s results from a different viewpoint, consumers’ appetite for buffalo wings (Buffalo Wild Wings Corp.) and UGG and TEVA brand shoes (Deckers Outdoor Corp) combined with the performance of our picks in the energy sector helped us overcome some disappointments in the technology and capital goods sectors. Finally, our long-standing bet against the real estate industry has recently been vindicated.
     AJO is disciplined and value-oriented, maintaining a fully-invested, well-diversified portfolio of small-cap stocks. The economic outlook — ours or anyone else’s — plays no role in the Fund’s structure; instead, our work seeks well-managed companies with quality cash profits, relatively low market valuations, and positive price and earnings momentum. As we search for opportunities, we keep a keen eye on minimizing transaction costs.
Theodore Aronson, Kevin J. Johnson and Martha E. Ortiz
Aronson+Johnson+Ortiz, LP

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Aronson+Johnson+Ortiz, LP
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
 $91,384,050

Top Ten Holdings** (% of net assets)

Dade Behring, Inc.	1.00%
ITT Educational Services, Inc.	0.99%
Holly Corp.	0.96%
Deckers Outdoor Corp.	0.95%
United Stationers, Inc.	0.94%
Hillenbrand Industries, Inc.	0.94%
Jones Lang LaSalle, Inc.	0.93%
Novatel Wireless, Inc.	0.92%
A.G. Edwards, Inc.	0.92%
Alliant Techsystems, Inc.	0.89%

% Fund Total	9.44%

**	Excludes Short-Term Investments
14 | 2007 ANNUAL REPORT

Quaker Small-Cap Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2007
Average Annualized Total Return

									Commencement
	Expense	Inception							of operations
	Ratio	Date	One Year		Five Year		Ten Year		through 06/30/07
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge

Class A	1.83%	11/25/1996	11.72%	18.22%	14.92%	16.23%	12.56%	13.20%	13.79%	14.39%
Class B	2.58%	11/14/2000	12.31%	17.31%	15.12%	15.34%	n/a	n/a	14.00%	14.00%
Class C	2.58%	07/28/2000	16.38%	17.38%	15.40%	15.40%	n/a	n/a	14.86%	14.86%
Class I	1.58%	09/12/2000	18.44%	18.44%	16.50%	16.50%	n/a	n/a	14.39%	14.39%
Russell 2000 Index*			16.43%	16.43%	13.87%	13.87%	9.05%	9.05%	9.85%	9.85%

*	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%. Class B and Class C shares have maximum deferred sales charges of 5.00% and 1.00%, respectively.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 2000® Index is a widely recognized unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.
2007 ANNUAL REPORT | 15

Performance Update
Quaker Core Value Fund (QUGTX)
Objectives and Principal Strategies
     The Fund seeks to provide long-term capital appreciation through the prudent investment in securities issued by companies considered by the sub-adviser to be “value” oriented companies. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective.
Performance Review and Market Outlook
     This past fiscal year was difficult for the Fund. Our portfolio returned 16.21%* versus 21.87% for the Russell 1000® Value Index for the twelve-months ended June 30, 2007. Our approach to valuation, growth-at-a-reasonable-price, was not rewarded, whereas, low price-to-book and low price-to-earnings were rewarded, irrespective of their future prospects. Our approach led us to have good earnings surprises and visibility at a reasonable price, but these companies were not rewarded for surprising the marketplace. It was a year that was divided into two separate markets. The first covered the second half of 2006, where undervalued stocks with decent earnings did not perform as well as stocks with just average to negative earnings. This began to reverse itself during the first half of 2007, with valuation being rewarded and negative earnings being punished. By staying the course, we avoided being whipsawed by chasing the most recent best performers.
     Currently, the Fund’s portfolio of investments is structured towards the capital equipment/investment sector of the economy, and away from the consumer sector of the economy. We believe the consumer sector seems to be decelerating, while the capital equipment and economically sensitive sectors have global demand helping to support revenue growth of these sectors. The global demand for U.S. style investment banking/capital market products also allows us to have an overweight in the financial sector. Likewise, a declining outlook for the healthcare sector has led us to underweight this group. Our emphasis remains to be on a growth-at-a-reasonable-price strategy, a strategy we have not deviated from over the past five years. Given valuations and the current rate of interest, we will continue to seek earnings growth for the Fund’s portfolio, without paying too much for it.
     We plan on staying with the current orientation until revenue/earnings estimates start changing by theme or sector. With the high uncertainty in the marketplace currently, we believe the prudent policy is to not overpay for expectations.
John Geewax and Bruce Terker
Geewax, Terker & Co.

*	Performance shown is that of Class A and is not reflective of sales charges. See the Total Return Table on the next page for performance with sales charges.
SUB-ADVISER:
Geewax, Terker & Co.
TOTAL NET ASSETS:
AS OF JUNE 30, 2007:
 $3,375,227

Top Ten Holdings** (% of net assets)
General Electric Co.	5.10%
Procter & Gamble Co.	4.46%
Google, Inc.	3.57%
Dun & Bradstreet Corp.	3.05%
Oshkosh Truck Corp.	2.87%
AT&T, Inc.	2.58%
Merrill Lynch & Co., Inc.	2.35%
Apple, Inc.	2.32%
Credit Suisse Group ADR	2.31%
Praxair, Inc.	2.13%

%Fund Total	30.74%

**	Excludes Short-Term Investments
16 | 2007 ANNUAL REPORT

Quaker Core Value Fund
Growth of a Hypothetical $10,000 Investment
June 30, 2007
Average Annualized Total Return

Commencement
	Expense	Inception					of operations
	Ratio	Date	One Year		Five Year		through 06/30/07
			with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge

Class A	1.89%	03/26/2002	9.82%	16.21%	13.07%	14.35%	10.81%	12.01%
Russell 1000 Value Index*			21.87%	21.87%	13.31%	13.31%	10.89%	10.89%

*	The benchmark since inception returns are calculated since commencement of March 26, 2002 through June 30, 2007.
     Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 1-800-220-8888. Total return includes reinvestment of dividends and capital gains.
     Class A shares of the Funds have a maximum sales charge of 5.50%.
     The line graph and performance table do not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.
     The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.
     The Russell 1000® Value Index is a widely recognized, unmanaged market capitalization index comprised of the largest 1000 companies represented in the Russell 3000® Index. The Index currently represents approximately 92% of the market capitalization of the Russell 3000® Index. The Russell 1000® Value Index measures the performance of those companies with lower price-to-book ratios and lower forecasted growth values.
2007 ANNUAL REPORT | 17

Expense Information
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2007 through June 30, 2007.
Actual Expenses
     The first section of each table below provides information about actual account values and actual expenses for each of the Funds. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison Purposes
     The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/07	Ratio For the Period	Value 06/30/07	During the Period*

Quaker Strategic Growth Fund

Actual return based on actual return of:
Class A	15.67%	$1,000.00	1.91%	$1,156.70	$10.21
Class B	15.27%	1,000.00	2.66%	1,152.70	14.20
Class C	15.29%	1,000.00	2.66%	1,152.90	14.20
Class I	15.80%	1,000.00	1.66%	1,158.00	8.88

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.91%	1,015.32	9.54
Class B		1,000.00	2.66%	1,011.60	13.27
Class C		1,000.00	2.66%	1,011.60	13.27
Class I		1,000.00	1.66%	1,016.56	8.30

Quaker Core Equity Fund

Actual return based on actual return of:
Class A	9.51%	1,000.00	1.83%	1,095.10	9.51
Class B	9.06%	1,000.00	2.58%	1,090.60	13.37
Class C	9.12%	1,000.00	2.58%	1,091.20	13.38
Class I	9.56%	1,000.00	1.58%	1,095.60	8.21

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.83%	1,015.72	9.15
Class B		1,000.00	2.58%	1,012.00	12.87
Class C		1,000.00	2.58%	1,012.00	12.87
Class I		1,000.00	1.58%	1,016.96	7.90

18 | 2007 ANNUAL REPORT

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/07	Ratio For the Period	Value 06/30/07	During the Period*

Quaker Small-Cap Growth Fund

Actual return based on actual return of:
Class A	9.42%	$1,000.00	2.31%	$1,094.20	$11.99
Class B	8.97%	1,000.00	3.06%	1,089.70	15.85
Class C	9.02%	1,000.00	3.06%	1,090.20	15.86
Class I	9.50%	1,000.00	2.06%	1,095.00	10.70

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.31%	1,013.34	11.53
Class B		1,000.00	3.06%	1,009.62	15.25
Class C		1,000.00	3.06%	1,009.62	15.25
Class I		1,000.00	2.06%	1,014.58	10.29

Quaker Capital Opportunities Fund

Actual return based on actual return of:
Class A	5.71%	1,000.00	1.81%	1,057.10	9.23
Class B	5.20%	1,000.00	2.56%	1,052.00	13.02
Class C	5.30%	1,000.00	2.56%	1,053.00	13.03

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.81%	1,015.82	9.05
Class B		1,000.00	2.56%	1,012.10	12.77
Class C		1,000.00	2.56%	1,012.10	12.77

Quaker Biotech Pharma-Healthcare Fund

Actual return based on actual return of:
Class A	(4.52)%	$1,000.00	2.38%	954.80	11.54
Class B	(4.85)%	1,000.00	3.13%	951.50	15.14
Class C	(4.85)%	1,000.00	3.13%	951.50	15.14

Hypothetical return based on assumed 5% return
Class A		1,000.00	2.38%	1,012.99	11.88
Class B		1,000.00	3.13%	1,009.27	15.59
Class C		1,000.00	3.13%	1,009.27	15.59

Quaker Mid-Cap Value Fund

Actual return based on actual return of:
Class A	9.65%	1,000.00	1.63%	1,096.50	8.47
Class B	9.30%	1,000.00	2.38%	1,093.00	12.35
Class C	9.18%	1,000.00	2.38%	1,091.80	12.34
Class I	9.83%	1,000.00	1.38%	1,098.30	7.18

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.63%	1,016.71	8.15
Class B		1,000.00	2.38%	1,012.99	11.88
Class C		1,000.00	2.38%	1,012.99	11.88
Class I		1,000.00	1.38%	1,017.95	6.90

2007 ANNUAL REPORT | 19

Expense Information

		Beginning Account	Annualized Expense	Ending Account	Expenses Paid
		Value 01/01/07	Ratio For the Period	Value 06/30/07	During the Period*

Quaker Small-Cap Value Fund

Actual return based on actual return of:
Class A	9.23%	$1,000.00	1.73%	$1,092.30	$8.97
Class B	8.82%	1,000.00	2.48%	1,088.20	12.84
Class C	8.87%	1,000.00	2.48%	1,088.70	12.84
Class I	9.34%	1,000.00	1.48%	1,093.40	7.68

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.73%	1,016.22	8.65
Class B		1,000.00	2.48%	1,012.50	12.37
Class C		1,000.00	2.48%	1,012.50	12.37
Class I		1,000.00	1.48%	1,017.46	7.40

Quaker Core Value Fund

Actual return based on actual return of:
Class A	10.61%	1,000.00	1.05%	1,106.10	5.48

Hypothetical return based on assumed 5% return
Class A		1,000.00	1.05%	1,019.59	5.26

*	Expenses are equal to the Funds’ annualized six-month expense ratios (excluding reimbursements) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.
20 | 2007 ANNUAL REPORT

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks — 86.00%
Basic Materials — 15.03%
Chemicals — 5.46%
Bayer AG ADR	353,617	$26,627,360
Potash Corp. of Saskatchewan	195,800	15,266,526

		41,893,886

Iron & Steel Production — 0.98%
United States Steel Corp.	69,200	7,525,500

Mining — 8.59%
Alcoa, Inc.	289,800	11,745,594
Compahnia Vale do Rio Doce ADR	465,800	20,751,390
Freeport-McMoRan Copper & Gold, Inc.	403,300	33,401,306

		65,898,290

Total Basic Materials (Cost: $92,672,214)		115,317,676

Communications — 7.74%
Internet Software & Services — 1.10%
Google, Inc.(a)	16,100	8,426,418

Telecommunications — 6.64%
America Movil SA de CV ADR	248,300	15,377,219
LM Ericsson ADR	328,900	13,119,821
NII Holdings, Inc.(a)	96,355	7,779,703
Qualcomm, Inc.	260,700	11,311,773
Tim Participacoes SA ADR	97,200	3,350,484

		50,939,000

Total Communications (Cost: $52,008,175)		59,365,418

Consumer, Cyclical — 3.66%
Auto Manufacturers — 1.07%
Ford Motor Co.	875,600	8,248,152

Retail — 2.59%
CVS Caremark Corp.	544,500	19,847,025

Total Consumer, Cyclical (Cost: $26,073,713)		28,095,177

Consumer, Non-cyclical — 3.20%
Agricultural Products — 3.09%
Bunge Ltd.	280,400	23,693,800

Commerical Services — 0.11%
Wright Express Corp.(a)	24,200	829,334

Household Products — 0.00%
Ronco Corp.(a)(b)	932,914	0

Total Consumer, Non-Cyclical (Cost: $23,694,593)		24,523,134

Diversified — 0.82%
Holding Companies-Divers — 0.82%
Star Maritime Acquisition Corp.(a)	515,100	6,315,126

Total Diversified (Cost: $5,863,293)		6,315,126

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Energy — 23.15%
Gas — 3.96%
Williams Cos., Inc.	961,900	$30,415,278

Oil — 2.84%
Southwestern Energy Co.(a)	489,300	21,773,850

Oil & Gas — 16.35%
Canadian Natural Resources Ltd.	478,500	31,748,475
ConocoPhillips	342,100	26,854,850
Rowan Cos., Inc.	507,400	20,793,252
Transocean, Inc.(a)	214,800	22,764,504
XTO Energy, Inc.	387,000	23,258,700

		125,419,781

Total Energy (Cost: $148,642,446)		177,608,909

Financial — 3.95%
Banks — 1.36%
State Street Corp.	152,400	10,424,160

Diversified Financial Services — 1.38%
Ameriprise Financial, Inc.	166,900	10,609,833

Insurance — 1.21%
Marsh & McLennan Cos., Inc.	301,700	9,316,496

Total Financial (Cost: $29,573,388)		30,350,489

Healthcare — 2.74%
Healthcare-Services — 2.74%
Aetna, Inc.	426,100	21,049,340

Total Healthcare (Cost: $19,264,446)		21,049,340

Industrial — 18.02%
Aerospace & Defense — 0.16%
Raytheon Co.	22,400	1,207,136

Electrical Components & Equipment — 0.71%
Coleman Cable, Inc.(a)	211,700	5,474,562

Engineering — 2.58%
McDermott International, Inc.(a)	238,200	19,799,184

Engineering & Construction — 1.92%
KBR, Inc.(a)	560,200	14,694,046

Environmental Control — 1.12%
American Ecology Corp.	402,391	8,619,215

Machinery-Construction & Mining — 1.81%
Joy Global, Inc.	237,600	13,859,208

Metal Fabricate & Hardware — 1.80%
Haynes International, Inc.(a)	163,857	13,834,446

The accompanying notes are an integral part of the financial statements.
2007 | ANNUAL REPORT 21

Schedule of Investments
Quaker Strategic Growth Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Miscellaneous Manufacturing — 7.33%
ITT Industries, Inc.	152,400	$10,405,872
Siemens AG ADR	185,300	26,509,018
Trinity Industries, Inc.	134,600	5,860,484
Tyco International Ltd.(a)	398,600	13,468,694

		56,244,068

Transportation — 0.59%
Burlington Northern Santa Fe Corp.	52,876	4,501,863

Total Industrial (Cost: $114,711,142)		138,233,728

Technology — 5.64%
Computers — 1.71%
International Business Machines Corp.	124,300	13,082,575

Software — 3.93%
Broadridge Financial Solutions, Inc.(a)	391,300	7,481,656
Business Objects SA ADR(a)	284,000	11,030,560
Intuit, Inc.(a)	388,300	11,680,064

		30,192,280

Total Technology (Cost: $43,126,817)		43,274,855

Utilities — 2.05%
Electric — 2.05%
Allegheny Energy, Inc.(a)	303,400	15,697,916

Total Utilities (Cost: $11,687,497)		15,697,916

Total Common Stocks (Cost $567,317,724)		659,831,768

Warrant — 0.00%
Waste Management Services, Inc. Warrants Expiration:
April 2009, Exercise Price: $12.00(a)(b)	50,000	0

Total Warrants (Cost $0)		0

	Par	Fair
	Value	Value

Short-Term Investment — 12.12%
Time Deposit — 12.12%
Wells Fargo (Grand Cayman) 4.64%, 07/02/2007	$92,984,412	$92,984,412

Total Short-Term Investment (Cost $92,984,412)		92,984,412

Total Investments (Cost $660,302,136) — 98.12%		752,816,180

Other Assets in Excess of Liabilities, Net 1.88%		14,489,758

Total Net Assets — 100.00%		$767,305,938

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	Restricted security

Ronco Corp. was acquired on June 24, 2005 at a cost of $2,865,200. Waste Management Services, Inc. warrants were acquired on November 17, 2006 at a cost of $0. Since market quotations are not readily available for these securities, they were valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at June 30, 2007 is $0, which represents 0.00% of total net assets.
22 | 2007 ANNUAL REPORT

Schedule of Investments
Quaker Core Equity Fund
June 30, 2007

	Number	Fair
	of Shares	Value
Common Stocks — 99.79%
Basic Materials — 5.24%
Chemicals — 3.88%
Airgas, Inc.	4,800	$229,920
Lubrizol Corp.	2,100	135,555
Praxair, Inc.	2,000	143,980

		509,455

Mining — 1.36%
BHP Billiton Ltd. ADR	3,000	179,250

Total Basic Materials (Cost: $608,599)		688,705

Communications — 15.40%
Internet — 2.37%
Akamai Technologies, Inc.(a)	4,100	199,424
HLTH Corp.(a)	8,000	112,080

		311,504

Internet Software & Services — 3.19%
Google, Inc.(a)	800	418,704

Media — 0.23%
Citadel Broadcasting Corp.	368	2,374
Pearson PLC ADR	1,600	26,944

		29,318

Multimedia — 2.70%
McGraw-Hill Cos., Inc.	1,500	102,120
News Corp. Inc. Class A	4,200	89,082
The Walt Disney Co.	4,800	163,872

		355,074

Telecommunications — 6.91%
America Movil SA de CV ADR	1,500	92,895
AT&T, Inc.	4,900	203,350
Corning, Inc.(a)	8,400	214,620
Harris Corp.	1,400	76,370
Oplink Communications, Inc.(a)	6,000	90,000
SBA Communications Corp.(a)	1,000	33,590
Telecom Argentina SA ADR(a)	1,000	24,920
Telekomunikasi Indonesia Tbk PT ADR	4,000	172,400

		908,145

Total Communications (Cost: $1,922,351)		2,022,745

Consumer, Cyclical — 4.47%
Auto Manufacturers — 2.11%
Oshkosh Truck Corp.	4,400	276,848

Entertainment — 0.22%
DreamWorks Animation SKG, Inc.(a)	1,000	28,840

Lodging — 0.11%
Wyndham Worldwide Corp.(a)	400	14,504

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Retail — 2.03%
CVS Caremark Corp.	4,200	$153,090
Kohl’s Corp.(a)	1,600	113,648

		266,738

Total Consumer, Cyclical (Cost: $532,778)		586,930

Consumer, Non-cyclical — 11.49%
Commerical Services — 1.35%
Avis Budget Group, Inc.(a)	3,300	93,819
Robert Half International, Inc.	2,300	83,950

		177,769

Cosmetics & Toiletries — 3.91%
Procter & Gamble Co.	8,400	513,996

Food — 0.19%
Koninklijke Ahold NV ADR(a)	2,000	25,040

Food & Beverages — 4.37%
PepsiCo, Inc.	8,860	574,571

Household Products — 1.67%
Avery Dennison Corp.	2,000	132,960
Jarden Corp.(a)	2,000	86,020

		218,980

Total Consumer, Non-Cyclical (Cost: $1,446,127)		1,510,356

Energy — 11.85%
Gas — 0.84%
Williams Cos., Inc.	3,500	110,670

Oil & Gas — 6.09%
Apache Corp.	1,800	146,862
Baker Hughes, Inc.	3,900	328,107
Chesapeake Energy Corp.	4,000	138,400
ENSCO International, Inc.	1,000	61,010
Unit Corp.(a)	2,000	125,820

		800,199

Oil & Gas Services — 4.92%
Cameron International Corp.(a)	2,500	178,675
Schlumberger Ltd.	3,000	254,820
Superior Energy Services(a)	2,000	79,840
Weatherford International Ltd.(a)	2,400	132,576

		645,911

Total Energy (Cost: $1,295,041)		1,556,780

Financial — 17.59%
Banks — 3.13%
Allied Irish Banks PLC ADR	3,800	208,848
Deutsche Bank AG	1,400	202,636

		411,484

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 23

Schedule of Investments
Quaker Core Equity Fund
June 30, 2007

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Diversified Financial Services — 6.70%
American Express Co.	4,100	$250,838
Credit Suisse Group ADR	2,900	205,784
Lehman Brothers Holdings, Inc.	1,300	96,876
Merrill Lynch & Co., Inc.	1,500	125,370
Morgan Stanley	2,400	201,312

		880,180

Insurance — 7.76%
American International Group, Inc.	4,400	308,132
Chubb Corp.	3,700	200,318
CNA Financial Corp.	3,800	181,222
Endurance Specialty Holdings Ltd.	3,200	128,128
HCC Insurance Holdings, Inc.	3,900	130,299
Transatlantic Holdings, Inc.	1,000	71,130

		1,019,229

Total Financial (Cost: $2,341,702)		2,310,893

Healthcare — 8.83%
Biotechnology — 1.52%
Genzyme Corp.(a)	1,900	122,360
Gilead Sciences, Inc.(a)	2,000	77,540

		199,900

Healthcare-Products — 1.73%
Johnson & Johnson	3,700	227,994

Healthcare-Services — 3.22%
Quest Diagnostics, Inc.	2,500	129,125
UnitedHealth Group, Inc.	3,400	173,876
WellPoint, Inc.(a)	1,500	119,745

		422,746

Medical Products — 1.06%
Intuitive Surgical, Inc.(a)	1,000	138,770

Pharmaceuticals — 1.30%
Cardinal Health, Inc.	1,600	113,024
Wyeth	1,000	57,340

		170,364

Total Healthcare (Cost: $1,108,330)		1,159,774

Industrial — 18.04%
Aerospace & Defense — 1.03%
Raytheon Co.	2,500	134,725

Electrical Components & Equipment — 1.18%
Ametek, Inc.	3,900	154,752

Electronics — 2.07%
Agilent Technologies, Inc.(a)	4,000	153,760
Waters Corp.(a)	2,000	118,720

		272,480

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Engineering & Construction — 0.52%
ABB Ltd. ADR	3,000	$67,800

Machinery-Diversified — 1.67%
Gardner Denver, Inc.(a)	2,000	85,100
IDEX Corp.	3,500	134,890

		219,990

Metal Fabricate & Hardware — 0.92%
Precision Castparts Corp.	1,000	121,360

Miscellaneous Manufacturing — 9.57%
Dover Corp.	3,800	194,370
General Electric Co.	15,940	610,183
Harsco Corp.	2,000	104,000
Parker Hannifin Corp.	2,000	195,820
Trinity Industries, Inc.	3,500	152,390

		1,256,763

Packaging & Containers — 0.89%
Crown Holdings, Inc.(a)	4,700	117,359

Trucking & Leasing — 0.19%
GATX Corp.	500	24,625

Total Industrial (Cost: $2,120,024)		2,369,854

Technology — 6.22%
Computers — 4.63%
Apple, Inc.(a)	3,300	402,732
Hewlett-Packard Co.	2,900	129,398
Western Digital Corp.(a)	3,900	75,465

		607,595

Semiconductors — 1.35%
Kla-Tencor Corp.	1,000	54,950
MEMC Electronic Materials, Inc.(a)	2,000	122,240

		177,190

Software — 0.24%
IMS Health, Inc.	1,000	32,130

Total Technology (Cost: $679,846)		816,915

Utilities — 0.66%
Electric — 0.66%
Constellation Energy Group, Inc.	1,000	87,170

Total Utilities (Cost: $93,140)		87,170

Total Common Stocks (Cost $12,147,938)		13,110,122

24 | 2007 ANNUAL REPORT

	Par	Fair
	Value	Value
Short-Term Investment — 0.51%
Time Deposit — 0.51%
BBH Grand Cayman 4.64%, 07/02/2007	$66,876	$66,876

Total Short-Term Investment (Cost $66,876)		66,876

Total Investments (Cost $12,214,814) — 100.30%		13,176,998

Liabilities in Excess of Other Assets, Net (0.30)%		(39,187)

Total Net Assets — 100.00%		$13,137,811

ADR	American Depositary Receipt

(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 25

Schedule of Investments
Quaker Small-Cap Growth Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks — 98.64%
Basic Materials — 4.39%
Chemicals — 3.52%
Airgas, Inc.	1,000	$47,900
Arch Chemical, Inc.	1,000	35,140
Hercules, Inc.(a)	500	9,825
SGL Carbon AG ADR(a)	800	10,880
Spartech Corp	1,400	37,170

		140,915

Mining — 0.87%
RTI International Metals, Inc.(a)	460	34,670

Total Basic Materials (Cost: $171,777)		175,585

Communications — 17.13%
Advertising — 0.57%
Valuevision Media, Inc.(a)	2,000	22,640

Internet — 1.53%
Akamai Technologies, Inc.(a)	1,260	61,286

Media — 2.60%
Grupo Televisa SA ADR	1,700	46,937
Pearson PLC ADR	3,400	57,256

		104,193

Telecommunications — 12.43%
Anixter International, Inc.(a)	410	30,836
Centennial Communications Corp.(a)	2,010	19,075
Comtech Telecommunications Corp.(a)	1,370	63,595
Corning, Inc.(a)	3,000	76,651
CPI International, Inc.(a)	2,400	47,592
Dobson Communications Corp.(a)	1,960	21,776
Golden Telecom, Inc.	150	8,251
Leap Wireless International, Inc.(a)	360	30,420
Novatel Wireless, Inc.(a)	1,020	26,540
Oplink Communications, Inc.(a)	3,200	48,000
Orbcomm, Inc.(a)	3,010	49,394
PAETEC Holding Corp.(a)	1,660	18,741
SBA Communications Corp.(a)	500	16,795
Telecom Argentina SA ADR(a)	1,600	39,872

		497,538

Total Communications (Cost: $640,188)		685,657

Consumer, Cyclical — 10.34%
Apparel — 0.65%
Kellwood Co.	930	26,152

Auto Parts & Equipment — 1.82%
American Axle & Manufacturing Holdings, Inc.	1,770	52,427
Noble International Ltd.	1,000	20,440

		72,867

Distribution & Wholesale — 0.44%
Owens & Minor, Inc.	500	17,470

Housewares — 1.36%
Lifetime Brands, Inc.	2,660	54,397

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Office Furnishings — 1.40%
Knoll, Inc.	2,500	$56,000

Retail — 4.67%
Bon Ton Stores, Inc.	1,240	49,675
Carrols Restaurant Group, Inc.(a)	1,030	15,708
Conn’s, Inc.(a)	1,610	45,982
First Cash Financial Services, Inc.(a)	1,100	25,784
Jos. A. Bank Clothiers, Inc.(a)	1,200	49,764

		186,913

Total Consumer, Cyclical (Cost: $422,227)		413,799

Consumer, Non-cyclical — 8.49%
Agriculture — 1.59%
Alliance One International, Inc.(a)	1,810	18,190
Andersons, Inc.	1,000	45,330

		63,520

Commerical Services — 2.05%
Cenveo, Inc.(a)	700	16,233
MPS Group, Inc.(a)	1,870	25,002
Pharmaceutical Products Developments, Inc.	300	11,481
The Providence Service Corp.(a)	1,100	29,392

		82,108

Cosmetics & Toiletries — 1.77%
Procter & Gamble Co.	1,160	70,980

Food & Beverages — 1.62%
PepsiCo, Inc.	1,000	64,850

Household Products — 1.46%
Jarden Corp.(a)	1,360	58,494

Total Consumer, Non-Cyclical (Cost: $332,961)		339,952

Diversified — 0.75%
Holding Companies-Divers — 0.75%
Leucadia National Corp.	850	29,963

Total Diversified (Cost:$30,372)		29,963

Energy — 7.63%
Gas — 0.40%
Williams Cos., Inc.	500	15,810

Oil & Gas — 6.04%
Apache Corp.	540	44,059
Chesapeake Energy Corp.	1,500	51,900
ENSCO International, Inc.	700	42,707
Lufkin Industries, Inc.	1,600	103,280

		241,946

Oil & Gas Services — 1.19%
Complete Production Services, Inc.(a)	300	7,755
Superior Energy Services(a)	1,000	39,920

		47,675

Total Energy (Cost: $264,682)		305,431

26 | 2007 ANNUAL REPORT

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Financial — 10.29%
Banks — 0.36%
Sterling Financial Corp.	500	$14,470

Diversified Financial Services — 0.70%
Marlin Business Services Corp.(a)	1,310	27,916

Insurance — 5.05%
ACA Capital Holdings, Inc.(a)	3,000	35,700
Argonaut Group, Inc.	280	8,739
Meadowbrook Insurance Group, Inc.(a)	2,190	24,002
Platinum Underwriters Holdings Ltd.	1,460	50,735
SeaBright Insurance Holdings, Inc.(a)	1,500	26,220
Transatlantic Holdings, Inc.	800	56,903

		202,299

Investment Companies — 2.49%
Harris & Harris Group, Inc.(a)	2,000	22,400
KKR Financial Holdings LLC	3,110	77,470

		99,870

REITS — 1.69%
First Industrial Realty Trust, Inc.	830	32,171
Lexington Realty Trust	1,700	35,360

		67,531

Total Financial (Cost: $431,634)		412,086

Healthcare — 8.67%
Biotechnology — 0.67%
American Oriental Bioengineering, Inc.(a)	3,000	26,700

Healthcare-Products — 0.26%
Trinity Biotech PLC ADR(a)	900	10,449

Healthcare-Services — 1.83%
Air Methods Corp.(a)	1,000	36,670
Option Care, Inc.	1,000	15,400
Radiation Therapy Services, Inc.(a)	800	21,072

		73,142

Medical Services — 0.37%
Alliance Imaging, Inc.(a)	1,600	15,024

Pharmaceuticals — 5.54%
Aspreva Pharmaceuticals Corp.(a)	5,000	86,500
Bradley Pharmaceuticals, Inc.(a)	2,600	56,446
Indevus Pharmaceuticals, Inc.(a)	3,000	20,190
Mannatech, Inc.	1,180	18,750
Sciele Pharma, Inc.(a)	1,700	40,052

		221,938

Total Healthcare (Cost: $350,012)		347,253

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Industrial — 19.99%
Aerospace & Defense — 1.18%
Kaman Corp.	680	$21,209
Moog, Inc.(a)	590	26,025

		47,234

Building Materials — 1.93%
Apogee Enterprises, Inc.	330	9,181
Goodman Global, Inc.(a)	2,680	59,550
Interline Brands, Inc.(a)	330	8,606

		77,337

Electrical Components & Equipment — 0.99%
Ametek, Inc.	1,000	39,680

Electronics — 0.57%
Benchmark Electronics, Inc.(a)	1,000	22,620

Hand & Machine Tools — 2.66%
Baldor Electric Co.	2,000	98,560
Regal-Beloit Corp.	170	7,912

		106,472

Industrial Equipment — 0.69%
Belden CDT, Inc.	500	27,675

Machinery-Diversified — 6.32%
Altra Holdings, Inc.(a)	480	8,294
Applied Industrial Technologies, Inc.	1,860	54,870
Gardner Denver, Inc.(a)	1,600	68,080
IDEX Corp.	1,000	38,540
Kadant, Inc.(a)	370	11,544
Lindsay Corp.	1,620	71,750

		253,078

Metal Fabricate & Hardware — 1.36%
NN, Inc.	500	5,900
Quanex Corp.	1,000	48,700

		54,600

Miscellaneous Manufacturing — 4.29%
American Railcar Industries, Inc.	1,000	39,000
Ameron International Corp.	700	63,133
Trinity Industries, Inc.	1,600	69,664

		171,797

Total Industrial (Cost: $686,543)		800,493

Technology — 9.36%
Computers — 3.74%
Ness Technologies, Inc.(a)	2,120	27,581
Smart Modular Technologies WWH, Inc.(a)	3,680	50,637
Synaptics, Inc.(a)	2,000	71,580

		149,798

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 27

Schedule of Investments
Quaker Small-Cap Growth Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Semiconductors — 2.17%
Diodes, Inc.(a)	400	$16,708
International Rectifier Corp.(a)	500	18,630
Kla-Tencor Corp.	500	27,475
Zoran Corp.(a)	1,200	24,048

		86,861

Software — 3.45%
Actuate Corp.(a)	1,300	8,827
Ansys, Inc.(a)	2,000	53,000
Epicor Software Corp.(a)	3,000	44,610
IMS Health, Inc.	500	16,065
QAD, Inc.	1,870	15,521

		138,023

Total Technology (Cost: $342,134)		374,682

Utilities — 1.60%
Electric — 0.37%
PNM Resources, Inc.	540	15,007

Gas — 0.34%
UGI Corp.	500	13,640

Water — 0.89%
American States Water Co.	1,000	35,570

Total Utilities (Cost: $70,339)		64,217

Total Common Stocks
(Cost $3,742,869)		3,949,118

	Par	Fair
	Value	Value

Short-Term Investment — 1.41%
Time Deposit — 1.41%
BBH Grand Cayman 4.64%, 07/02/2007	$56,604	$56,604

Total Short-Term Investment
(Cost $56,604)		56,604

Total Investments
(Cost $3,799,473) — 100.05%		4,005,722

Liabilities in Excess of Other Assets, Net (0.05)%		(1,920)

Total Net Assets — 100.00%		$4,003,802

ADR American Depository Receipt

(a)	Non-income producing security
28 | 2007 ANNUAL REPORT

Schedule of Investments
Quaker Capital Opportunities Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks — 93.37%
Basic Materials — 7.56%
Chemicals — 7.56%
Air Products & Chemicals, Inc.	7,900	$634,923
Praxair, Inc.	9,100	655,109

		1,290,032

Total Basic Materials (Cost: $1,034,044)		1,290,032

Communications — 7.78%
Advertising — 4.28%
Omnicom Group, Inc.	13,800	730,296
Communication Services — 3.50%
Western Union Co.(a)	28,700	597,821

Total Communications (Cost: $1,383,912)		1,328,117

Consumer, Cyclical — 4.27%
Retail — 4.27%
CVS Caremark Corp.	20,000	729,000

Total Consumer, Cyclical (Cost: $615,990)		729,000

Consumer, Non-cyclical — 15.51%
Cosmetics & Toiletries — 3.88%
Colgate-Palmolive Co.	10,200	661,470

Food & Beverages — 11.63%
Diageo PLC ADR	8,400	699,804
Kellogg Co.	11,400	590,406
PepsiCo, Inc.	10,700	693,895

		1,984,105

Total Consumer, Non-Cyclical (Cost: $2,321,897)		2,645,575

Energy — 2.12%
Oil & Gas — 2.12%
ConocoPhillips	4,600	361,100

Total Energy (Cost: $351,759)		361,100

Financial — 12.43%
Banks — 3.32%
Bank of America Corp.	11,600	567,124

Financial Services — 5.76%
JPMorgan Chase & Co.	10,900	528,105
Principal Financial Group, Inc.	7,800	454,662

		982,767

Insurance — 3.35%
The Hartford Financial Services Group, Inc.	5,800	571,358

Total Financial (Cost: $1,987,573)		2,121,249

Healthcare — 20.36%
Biotechnology — 3.59%
Genentech, Inc.(a)	8,100	612,846

Healthcare-Services — 3.72%
UnitedHealth Group, Inc.	12,400	634,136

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Pharmaceuticals — 13.05%
Express Scripts, Inc.(a)	7,200	$360,072
Medco Health Solutions, Inc.(a)	7,765	605,592
Novartis AG ADR	11,000	616,770
Teva Pharmaceutical Industries Ltd. ADR	15,600	643,500

		2,225,934

Total Healthcare (Cost: $3,280,326)		3,472,916

Industrial — 9.48%
Aerospace & Defense — 5.22%
General Dynamics Corp.	4,300	336,346
L-3 Communication Holdings, Inc.	5,700	555,123

		891,469

Miscellaneous Manufacturing — 4.26%
Textron, Inc.	6,600	726,726

Total Industrial (Cost: $1,354,933)		1,618,195

Technology — 13.86%
Computer Services — 6.56%
Automatic Data Processing, Inc.	12,600	610,722
Oracle Corp.(a)	25,800	508,518

		1,119,240

Computer Software & Services — 3.64%
Microsoft Corp.	21,095	621,670

Computers — 3.66%
International Business Machines Corp.	5,930	624,133

Total Technology (Cost: $2,158,289)		2,365,043

Total Common Stocks (Cost $14,488,723)		15,931,227

	Par
	Value

Short-Term Investment — 6.68%
Time Deposit — 6.68%
Wells Fargo (Grand Cayman) 4.64%, 07/02/2007	$1,139,784	1,139,784

Total Short-Term Investment (Cost $1,139,784)		1,139,784

Total Investments (Cost $15,628,507) — 100.05%		17,071,011

Liabilities in Excess of Other Assets, Net (0.05)%		(9,375)
Total Net Assets — 100.00%		$17,061,636

ADR American Depositary Receipt
(a)	Non-income producing security
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 29

Schedule of Investments and Securities Sold Short
Quaker Biotech Pharma-Healthcare Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Domestic Common Stocks — 64.07%
Healthcare — 64.07%
Biotechnology — 62.25%
Alexion Pharmaceuticals, Inc.(a)	4,463	$201,103
Allergan, Inc.	6,540	376,966
Alnylam Pharmaceuticals, Inc.(a)	13,081	198,700
Amylin Pharmaceuticals, Inc.(a)	4,827	198,679
Biogen Idec, Inc.(a)	8,026	429,391
Celgene Corp.(a)	8,700	498,771
CV Therapeutics, Inc.(a)	37,872	500,289
Genzyme Corp.(a)	9,478	610,383
Gilead Sciences, Inc.(a)	10,504	407,240
Human Genome Sciences, Inc.(a)	31,206	278,358
Illumina, Inc.(a)	9,604	389,826
ImClone Systems, Inc.(a)	5,600	198,016
InterMune, Inc.(a)	8,273	214,602
Momenta Pharmaceuticals, Inc.(a)	33,750	340,200
Myriad Genetics, Inc.(a)	8,659	322,028
Nektar Therapeutics(a)	19,216	182,360
Progenics Pharmaceuticals, Inc.(a)	23,681	510,799
Savient Pharmaceuticals, Inc.(a)	25,891	321,566

		6,179,277

Pharmaceuticals — 1.82%
Dynavax Technologies Corp.(a)	43,700	180,918

Total Healthcare (Cost: $6,204,829)		6,360,195

Total Domestic Common Stocks (Cost $6,204,829)		6,360,195

Foreign Common Stocks — 11.04%
Canada — 6.05%
Biotechnology — 0.90%
ConjuChem Biotechnologies, Inc.(a)	260,390	89,204

Pharmaceuticals — 5.15%
Cardiome Pharma Corp.(a)	55,583	511,919

Total Canada (Cost: $776,230)		601,123

Switzerland — 4.99%
Biotechnology — 2.12%
Cytos Biotechnology Ltd.(a)	1,597	210,371

Therapeutics — 2.87%
Speedel Holding AG(a)	1,910	284,596

Total Switzerland (Cost: $350,419)		494,967
Total Foreign Common Stocks (Cost $1,126,649)		1,096,090

	Par	Fair
	Value	Value

Short-Term Investments — 14.58%
Foreign Currencies — 0.00%
Swiss Franc (Cost $375)	459	$376

Time Deposit — 14.58%
Bank of America (London) 4.64%, 07/02/2007	$1,447,002	1,447,002

Total Short-Term Investments (Cost $1,447,377)		1,447,378

Total Investments (Cost $8,778,855) — 89.69%		8,903,663

Other Assets in Excess of Liabilities, Net 10.31%		1,023,633

Total Net Assets — 100.00%		$9,927,296

	Number
Schedule of Securities Sold Short	of Shares

Common Stocks — 17.86%
Actelion Ltd.(a)	7,500	$335,564
Genentech, Inc.(a)	3,811	288,340
GlaxoSmithKline PLC ADR	6,100	319,457
Millennium Pharmaceuticals, Inc.(a)	10,133	107,106
OSI Pharmaceuticals, Inc.(a)	5,600	202,776
Tanox, Inc.(a)	11,284	219,023
United Therapeutics Corp.(a)	3,100	197,656
Volcano Corp.(a)	5,100	103,071

Total Common Stocks (Proceeds: $1,848,068)		$1,772,993

Total Securities Sold Short (Proceeds: $1,848,068)		$1,772,993

ADR American Depository Receipt
(a)	Non-income producing security
30 | 2007 ANNUAL REPORT

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks — 99.56%
Basic Materials — 5.92%
Chemicals — 2.15%
Sherwin-Williams Co.	50,000	$3,323,500

Iron & Steel Production — 1.76%
Steel Dynamics, Inc.	65,000	2,724,150

Mining — 2.01%
Southern Copper Corp.	33,000	3,110,580

Total Basic Materials (Cost: $6,424,372)		9,158,230

Communications — 2.08%
Telecommunications — 2.08%
Tellabs, Inc.(a)	300,000	3,228,000

Total Communications (Cost: $3,206,474)		3,228,000

Consumer, Cyclical — 16.31%
Airlines — 1.85%
Skywest, Inc.	120,000	2,859,600

Auto Manufacturers — 2.44%
Oshkosh Truck Corp.	60,000	3,775,200

Auto Parts & Equipment — 3.74%
Johnson Controls, Inc.	50,000	5,788,500

Home Builders — 1.17%
Thor Industries, Inc.	40,000	1,805,600

Leisure Time — 1.92%
Harley-Davidson, Inc.	50,000	2,980,500

Retail — 5.19%
American Eagle Outfitters, Inc.	160,000	4,105,600
J.C. Penney Co., Inc.	54,400	3,937,472

		8,043,072

Total Consumer, Cyclical (Cost: $21,735,855)		25,252,472

Energy — 8.71%
Oil & Gas — 4.65%
Helix Energy Solutions Group, Inc.(a)	80,000	3,192,800
Nabors Industries Ltd.(a)	120,000	4,005,600

		7,198,400

Oil & Gas Services — 4.06%
BJ Services Co.	115,000	3,270,600
Grant Prideco, Inc.(a)	56,000	3,014,480

		6,285,080

Total Energy (Cost: $12,566,565)		13,483,480

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Financial — 22.60%
Insurance — 22.60%
AMBAC Financial Group, Inc.	60,000	$5,231,400
Cigna Corp.	60,000	3,133,200
First American Corp.	50,000	2,475,000
Genworth Financial, Inc.	70,000	2,408,000
HCC Insurance Holdings, Inc.	150,000	5,011,500
Lincoln National Corp.	45,000	3,192,750
Philadelphia Consolidated Holding Corp.(a)	120,000	5,016,000
Reinsurance Group of America, Inc.	65,849	3,966,744
W.R. Berkley Corp.	140,000	4,555,600

Total Financial (Cost: $32,982,998)		34,990,194

Healthcare — 8.52%
Healthcare-Services — 2.79%
Coventry Health Care, Inc.(a)	75,000	4,323,750

Pharmaceuticals — 5.73%
Barr Pharmaceuticals, Inc.(a)	100,000	5,023,000
Forest Laboratories, Inc.(a)	84,100	3,839,165

		8,862,165

Total Healthcare (Cost: $13,432,463)		13,185,915

Industrial — 21.38%
Aerospace & Defense — 3.77%
L-3 Communication Holdings, Inc.	60,000	5,843,400

Electrical Components & Equipment — 5.31%
Ametek, Inc.	117,500	4,662,400
Amphenol Corp.	100,000	3,565,000

		8,227,400

Hand & Machine Tools — 2.97%
Lincoln Electric Holdings, Inc.	62,000	4,602,880

Miscellaneous Manufacturing — 6.68%
Parker Hannifin Corp.	50,000	4,895,500
Trinity Industries, Inc.	125,000	5,442,500

		10,338,000

Transportation — 2.65%
CSX Corp.	50,000	2,254,000
YRC Worldwide, Inc.(a)	50,000	1,840,000

		4,094,000

Total Industrial (Cost: $28,249,115)		33,105,680

Technology — 12.13%
Electrical Components & Equipment — 3.47%
Altera Corp.	242,800	5,373,164

Semiconductors — 8.66%
International Rectifier Corp.(a)	100,000	3,726,000
Kla-Tencor Corp.	85,000	4,670,750
Maxim Integrated Products, Inc.	150,000	5,011,500

		13,408,250

Total Technology (Cost: $16,950,347)		18,781,414

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 31

Schedule of Investments
Quaker Mid-Cap Value Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Utilities — 1.91%
Gas — 1.91%
Sempra Energy	50,000	$2,961,500

Total Utilities (Cost: $2,211,648)		2,961,500

Total Common Stocks (Cost $137,759,836)		154,146,885

	Par
	Value

Short-Term Investment — 3.94%
Time Deposit — 3.94%
Wachovia Bank (Grand Cayman)
4.64%, 07/02/2007	$6,107,517	6,107,517

Total Short-Term Investment (Cost $6,107,517)		6,107,517

Total Investment (Cost $143,867,353) — 103.50%		160,254,402

Liabilities in Excess of Other Assets, Net (3.50)%		(5,424,594)

Total Net Assets — 100.00%		$154,829,808

(a)	Non-income producing security
32 | 2007 ANNUAL REPORT

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2007

	Number	Fair
	of Shares	Value
Common Stocks — 97.88%
Basic Materials — 4.71%
Chemicals — 1.75%
Methanex Corp.	15,200	$382,128
Nova Chemicals Corp.	20,400	725,628
Terra Industries, Inc.(a)	19,400	493,148

		1,600,904

Iron & Steel Production — 2.96%
Cleveland-Cliffs, Inc.	7,000	543,690
Gerdau Ameristeel Corp.	29,800	435,974
Schnitzer Steel Industries, Inc.	14,100	675,954
Steel Dynamics, Inc.	18,700	783,717
Universal Stainless & Alloy(a)	7,600	267,748

		2,707,083

Total Basic Materials (Cost: $3,769,442)		4,307,987

Communications — 11.05%
Internet — 4.08%
Blue Nile, Inc.(a)	6,800	410,720
Check Point Software Technologies(a)	32,300	736,763
Imergent, Inc.	26,700	653,082
j2 Global Communications, Inc.(a)	11,800	411,820
RADVision Ltd.(a)	14,700	309,141
Valueclick, Inc.(a)	21,500	633,390
Vasco Data Security International, Inc.(a)	25,100	571,276

		3,726,192

Internet Software & Services — 0.78%
United Online, Inc.	43,300	714,017

Media — 0.69%
Westwood One, Inc.	87,600	629,844

Multimedia — 0.45%
Shaw Communications, Inc.	9,700	407,788

Telecommunications — 5.05%
Adtran, Inc.	13,700	355,789
Avici Systems, Inc.	36,200	271,500
CenturyTel, Inc.	3,300	161,865
Dobson Communications Corp.(a)	54,500	605,495
InterDigital, Inc.(a)	21,500	691,655
Netgear, Inc.(a)	12,000	435,000
Novatel Wireless, Inc.(a)	32,200	837,844
Premiere Global Services, Inc.(a)	51,700	673,134
Telephone & Data Systems, Inc.	3,300	206,481
USA Mobility, Inc.(a)	14,300	382,668

		4,621,431

Total Communications (Cost: $8,900,679)		10,099,272

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Consumer, Cyclical — 17.28%
Apparel — 2.14%
Deckers Outdoor Corp.(a)	8,600	$867,740
Gymboree Corp.(a)	11,700	461,097
Maidenform Brands, Inc.(a)	31,800	631,548

		1,960,385

Auto Parts & Equipment — 1.27%
Autoliv, Inc.	1,000	56,870
Cooper Tire & Rubber Co.	14,500	400,490
TRW Automotive Holdings Corp.(a)	19,000	699,770

		1,157,130

Distribution & Wholesale — 2.43%
Ingram Micro, Inc.(a)	33,800	733,798
Tech Data Corp.(a)	16,200	623,052
United Stationers, Inc.(a)	12,900	859,656

		2,216,506

Home Builders — 0.67%
NVR, Inc.(a)	900	611,775

Home Furnishings — 0.48%
Tempur-Pedic International, Inc.	17,000	440,300

Household Products — 0.71%
Toro Co.	11,100	653,679

Leisure Time — 0.84%
Polaris Industries, Inc.	14,100	763,656

Office Furnishings — 0.54%
Knoll, Inc.	22,000	492,800

Retail — 7.36%
Aeropostale, Inc.(a)	16,900	704,392
AnnTaylor Stores Corp.(a)	8,500	301,070
Asbury Automotive Group, Inc.	14,100	351,795
Big Lots, Inc.(a)	26,000	764,920
Buffalo Wild Wings, Inc.(a)	16,400	682,076
Dollar Tree Stores, Inc.(a)	14,000	609,700
Ezcorp, Inc.(a)	42,000	556,080
First Cash Financial Services, Inc.(a)	26,500	621,160
Jack in the Box, Inc.(a)	10,600	751,964
Jo-Ann Stores, Inc.(a)	13,000	369,590
RadioShack Corp.	10,400	344,656
The Buckle, Inc.	17,000	669,800

		6,727,203

Toys & Hobbies — 0.84%
Hasbro, Inc.	24,500	769,545

Total Consumer, Cyclical (Cost: $13,319,667)		15,792,979

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 33

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2007

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Consumer, Non-cyclical — 10.39%
Commerical Services — 6.62%
Advance America Cash Advance Centers, Inc.	26,300	$466,562
Arbitron, Inc.	8,000	412,240
Bowne & Co., Inc.	36,100	704,311
Chemed Corp.	11,200	742,448
Convergys Corp.(a)	26,000	630,240
Deluxe Corp.	9,200	373,612
Hudson Highland Group, Inc.(a)	16,800	359,352
ITT Educational Services, Inc.(a)	7,700	903,826
Labor Ready, Inc.(a)	30,500	704,855
United Rentals, Inc.(a)	12,100	393,734
Universal Technical Institute, Inc.(a)	14,000	355,460

		6,046,640

Cosmetics / Personal Care — 0.41%
Elizabeth Arden, Inc.(a)	15,600	378,456

Food — 1.99%
J.M. Smucker Co.	4,700	299,202
Nash Finch Co.	11,600	574,200
Sanderson Farms, Inc.	15,800	711,316
Spartan Stores, Inc.	7,100	233,661

		1,818,379

Food & Beverages — 0.25%
Boston Beer, Inc.(a)	5,700	224,295

Household Products — 1.12%
American Greetings Corp.	16,700	473,111
Blyth, Inc.	20,700	550,206

		1,023,317

Total Consumer, Non-Cyclical (Cost: $10,503,723)		9,491,087

Energy — 5.24%
Coal — 0.39%
Massey Energy Co.	13,500	359,775

Energy-Alternate Sources — 0.63%
Headwaters, Inc.(a)	33,300	575,091

Oil & Gas — 4.09%
Frontier Oil Corp.	10,200	446,454
Global Industries Ltd.(a)	20,300	544,446
Holly Corp.	11,900	882,861
Parker Drilling Co.(a)	60,400	636,616
Petroquest Energy, Inc.(a)	33,800	491,452
Rosetta Resources, Inc.(a)	15,000	323,100
Tidewater, Inc.	5,800	411,104

		3,736,033

Pipelines — 0.13%
Oneok, Inc.	2,300	115,943

Total Energy (Cost: $4,043,592)		4,786,842

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Financial — 17.76%
Banks — 2.34%
The Colonial BancGroup, Inc.	16,000	$399,520
Corus Bankshares, Inc.	37,000	638,620
Credicorp Ltd.	12,100	740,157
SVB Financial Group(a)	6,700	355,837

		2,134,134

Diversified Financial Services — 1.52%
Eaton Vance Corp.	14,500	640,610
Federated Investors, Inc.	19,600	751,268

		1,391,878

Financial Services — 2.03%
A.G. Edwards, Inc.	9,900	837,045
Advanta Corp.	21,000	653,940
Banco Latinoamericano De Exportaciones SA	19,400	364,720

		1,855,705

Insurance — 8.52%
American Physicians Capital, Inc.(a)	14,250	577,125
Axis Capital Holdings Ltd.	17,900	727,635
Commerce Group, Inc.	19,800	687,456
Everest Re Group Ltd.	4,900	532,336
Hanover Insurance Group, Inc.	14,100	687,939
Infinity Property & Casualty Corp.	7,600	385,548
IPC Holdings Ltd.	21,700	700,693
PartnerRe Ltd.	800	62,000
Platinum Underwriters Holdings Ltd.	19,200	667,200
PMI Group, Inc.	16,800	750,456
RLI Corp.	11,900	665,805
Safety Insurance Group, Inc.	10,000	414,000
Triad Guaranty, Inc.(a)	14,900	594,957
Zenith National Insurance Corp.	7,000	329,630

		7,782,780

Real Estate — 0.93%
Jones Lang LaSalle, Inc.	7,500	851,250

REITS — 0.69%
Cohen & Steers, Inc.	14,600	634,370

Savings & Loans — 1.73%
BankUnited Financial Corp.	31,000	622,170
FirstFed Financial Corp.(a)	9,000	510,570
Franklin Bank Corp.(a)	29,900	445,510

		1,578,250

Total Financial (Cost: $14,692,975)		16,228,367

Healthcare — 10.15%
Biotechnology — 1.15%
American Oriental Bioengineering, Inc.(a)	31,400	279,460
Invitrogen Corp.(a)	10,400	767,000

		1,046,460

34 | 2007 ANNUAL REPORT

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Healthcare-Products — 4.78%
Conmed Corp.(a)	19,800	$579,744
Dade Behring, Inc.	17,300	918,976
Hillenbrand Industries, Inc.	13,200	858,000
Invacare Corp.	31,900	584,727
Quidel Corp.(a)	36,400	639,184
STERIS Corp.	25,800	789,480

		4,370,111

Healthcare-Services — 0.40%
Health Net, Inc.(a)	6,900	364,320

Medical Services — 0.62%
Apria Healthcare Group, Inc.(a)	19,800	569,646

Pharmaceuticals — 3.20%
Aspreva Pharmaceuticals Corp.(a)	28,000	484,400
Axcan Pharma, Inc.(a)	30,700	593,431
Biovail Corp.	28,700	729,554
Cephalon, Inc.(a)	4,400	353,716
King Pharmaceuticals, Inc.(a)	17,400	356,004
Pharmion Corp.(a)	14,200	411,090

		2,928,195

Total Healthcare (Cost: $6,649,879)		9,278,732

Industrial — 13.05%
Aerospace & Defense — 0.89%
Alliant Techsystems, Inc.(a)	8,200	813,030

Building Materials — 1.19%
Apogee Enterprises, Inc.	13,000	361,660
Eagle Materials, Inc.	7,500	367,875
Lennox International, Inc.	10,500	359,415

		1,088,950

Electrical Components & Equipment — 1.10%
Avnet, Inc.(a)	10,400	412,256
GrafTech International Ltd.(a)	35,400	596,136

		1,008,392

Electronics — 1.20%
CTS Corp.	11,500	145,590
Dionex Corp.(a)	5,700	404,643
Vishay Intertechnology, Inc.(a)	34,400	544,208

		1,094,441

Engineering & Construction — 0.60%
Dycom Industries, Inc.(a)	18,200	545,636

Machinery-Diversified — 0.77%
Gardner Denver, Inc.(a)	8,400	357,420
Zebra Technologies Corp.	9,000	348,660

		706,080

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Manufacturing — 0.59%
Acuity Brands, Inc.	8,900	$536,492

Metal Fabricate & Hardware — 0.14%
Timken Co.	3,500	126,385

Miscellaneous Manufacturing — 2.72%
Ceradyne, Inc.(a)	9,900	732,204
EnPro Industries, Inc.(a)	16,000	684,640
Harsco Corp.	6,800	353,600
Teleflex, Inc.	4,400	359,832
Tredegar Corp.	16,500	351,450

		2,481,726

Packaging & Containers — 0.29%
Ball Corp.	5,100	271,167

Transportation — 3.56%
Con-way, Inc.	13,300	668,192
Excel Maritime Carriers Ltd.	26,400	664,752
Frontline Ltd.	14,400	660,240
Saia, Inc.(a)	17,400	474,324
Tsakos Energy Navigation Ltd.	11,300	789,983

		3,257,491

Total Industrial (Cost: $10,770,777)		11,929,790

Technology — 5.14%
Computer Software & Services — 0.63%
MicroStrategy, Inc.(a)	6,100	576,389

Computers — 0.47%
Cadence Design Systems, Inc.(a)	19,600	430,416

Data Processing — 1.14%
Dun & Bradstreet Corp.	7,000	720,860
Fair Isaac Corp.	8,100	324,972

		1,045,832

Semiconductors — 1.72%
ChipMOS TECHNOLOGIES Bermuda Ltd.(a)	2,200	15,818
Credence Systems Corp.(a)	85,600	308,160
Emulex Corp.(a)	16,100	351,624
Tessera Technologies, Inc.(a)	10,000	405,500
Varian Semiconductor Equipment Associates, Inc.(a)	12,200	488,732

		1,569,834

Software — 1.18%
Compuware Corp.(a)	62,400	740,064
SYNNEX Corp.(a)	16,200	333,882

		1,073,946

Total Technology (Cost: $4,386,266)		4,696,417

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 35

Schedule of Investments
Quaker Small-Cap Value Fund
June 30, 2007

	Number	Fair
	of Shares	Value
Common Stocks (Continued)
Utilities — 3.11%
Electric — 2.27%
Alliant Energy Corp.	6,200	$240,870
El Paso Electric Co.(a)	26,100	641,016
Energy East Corp.	30,100	785,309
Wisconsin Energy Corp.	9,200	406,916

		2,074,111

Gas — 0.84%
Energen Corp.	13,900	763,666

Total Utilities (Cost: $2,324,582)		2,837,777

Total Common Stocks (Cost $79,361,582)		89,449,250

Warrant — 0.00%
Imperial Credit Industries, Inc. Warrants Expiration:
January 2008, Exercise Price: $2.15(a)(b)	806	0

Total Warrants (Cost $0)		0

	Par	Fair
	Value	Value
Short-Term Investment — 1.92%
Time Deposit — 1.92%
Citibank (Nassau) 4.64%, 07/02/2007	$1,753,970	$1,753,970

Total Short-Term Investment (Cost $1,753,970)		1,753,970

Total Investments (Cost $81,115,552) — 99.80%		91,203,220

Other Assets in Excess of Liabilities, Net 0.20%		180,830

Total Net Assets — 100.00%		$91,384,050

(a)	Non-income producing security

(b)	Restricted security Imperial Credit Industry warrants were acquired on October 19, 2004 at a cost of $0. Since market quotations are not readily available for this security, it was valued at fair value as determined by the Adviser using procedures approved by the Board of Trustees. The total fair value of such securities at June 30, 2007 is $0, which represents 0.00% of total net assets.
36 | 2007 ANNUAL REPORT

Schedule of Investments
Quaker Core Value Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks — 99.48%
Basic Materials — 7.45%
Chemicals — 5.68%
Airgas, Inc.	1,000	$47,900
HB Fuller Co.	1,320	39,455
Lubrizol Corp.	500	32,275
Praxair, Inc.	1,000	71,990

		191,620

Mining — 1.77%
BHP Billiton Ltd. ADR	1,000	59,750

Total Basic Materials (Cost: $219,154)		251,370

Communications — 13.47%
Internet Software & Services — 3.57%
Google, Inc.(a)	230	120,377

Media — 0.00%
Citadel Broadcasting Corp.	26	168

Multimedia — 1.57%
News Corp. Inc. Class A	1,950	41,359
The Walt Disney Co.	340	11,608

		52,967

Telecommunications — 8.33%
America Movil SA de CV ADR	1,000	61,930
AT&T, Inc.	2,100	87,149
Corning, Inc.(a)	2,000	51,100
Leap Wireless International, Inc.(a)	300	25,350
Telecom Argentina SA ADR(a)	500	12,460
Telekomunikasi Indonesia Tbk PT ADR	1,000	43,100

		281,089

Total Communications (Cost: $408,082)		454,601

Consumer, Cyclical — 4.46%
Auto Manufacturers — 2.87%
Oshkosh Truck Corp.	1,540	96,897

Lodging — 0.54%
Wyndham Worldwide Corp.(a)	500	18,130

Retail — 1.05%
CVS Caremark Corp.	970	35,357

Total Consumer, Cyclical (Cost: $129,195)		150,384

Consumer, Non-cyclical — 8.81%
Commerical Services — 1.50%
Avis Budget Group, Inc.(a)	1,140	32,410
Robert Half International, Inc.	500	18,250

		50,660

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Cosmetics & Toiletries — 4.46%
Procter & Gamble Co.	2,460	$150,528

Food — 0.37%
Koninklijke Ahold NV ADR(a)	1,000	12,520

Food & Beverages — 1.54%
PepsiCo, Inc.	800	51,880

Household Products — 0.94%
Avery Dennison Corp.	480	31,910

Total Consumer, Non-Cyclical (Cost: $294,914)		297,498

Energy — 7.84%
Gas — 0.83%
Williams Cos., Inc.	890	28,142

Oil & Gas — 2.52%
Apache Corp.	600	48,954
Chesapeake Energy Corp.	1,040	35,984

		84,938

Oil & Gas Services — 3.92%
Cameron International Corp.(a)	700	50,029
Schlumberger Ltd.	500	42,470
Superior Energy Services(a)	1,000	39,920

		132,419

Pipelines — 0.57%
Questar Corp.	360	19,026

Total Energy (Cost: $221,805)		264,525

Financial — 31.38%
Banks — 5.27%
Allied Irish Banks PLC ADR	1,200	65,952
Bank of America Corp.	600	29,334
Deutsche Bank AG	450	65,133
Wells Fargo & Co.	500	17,585

		178,004

Diversified Financial Services — 9.90%
American Express Co.	1,100	67,298
Credit Suisse Group ADR	1,100	78,056
Goldman Sachs Group, Inc.	100	21,675
Lehman Brothers Holdings, Inc.	500	37,260
Merrill Lynch & Co., Inc.	950	79,401
Morgan Stanley	600	50,328

		334,018

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 37

Schedule of Investments
Quaker Core Value Fund
June 30, 2007

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Insurance — 15.57%
American International Group, Inc.	980	$68,628
Chubb Corp.	1,020	55,223
CNA Financial Corp.	1,000	47,690
Endurance Specialty Holdings Ltd.	790	31,632
HCC Insurance Holdings, Inc.	1,700	56,797
Markel Corp.(a)	100	48,456
PMI Group, Inc.	1,440	64,325
Reinsurance Group of America, Inc.	1,000	60,240
Transatlantic Holdings, Inc.	900	64,017
W.R. Berkley Corp.	880	28,635

		525,643

Investment Companies — 0.64%
KKR Financial Holdings LLC	860	21,423

Total Financial (Cost: $1,060,086)		1,059,088

Healthcare — 3.31%
Healthcare-Products — 1.73%
Johnson & Johnson	950	58,539

Healthcare-Services — 0.93%
Quest Diagnostics, Inc.	610	31,506

Medical Services — 0.14%
Alliance Imaging, Inc.(a)	500	4,695

Pharmaceuticals — 0.51%
Wyeth	300	17,202

Total Healthcare (Cost: $113,472)		111,942

Industrial — 14.98%
Aerospace & Defense — 0.94%
Raytheon Co.	590	31,795

Electronics — 0.68%
Agilent Technologies, Inc.(a)	600	23,064

Engineering & Construction — 2.33%
ABB Ltd. ADR	2,000	45,200
Fluor Corp.	300	33,411

		78,611

Machinery—Diversified — 0.97%
IDEX Corp.	850	32,759

Miscellaneous Manufacturing — 7.54%
Dover Corp.	1,200	61,380
General Electric Co.	4,500	172,260
Harsco Corp.	400	20,800

		254,440

	Number	Fair
	of Shares	Value

Common Stocks (Continued)
Transportation — 1.26%
Norfolk Southern Corp.	810	$42,582

Trucking & Leasing — 1.26%
GATX Corp.	860	42,355

Total Industrial (Cost: $459,215)		505,606

Technology — 5.94%
Computers — 2.89%
Apple, Inc.(a)	640	78,106
Western Digital Corp.(a)	1,000	19,350

		97,456

Data Processing — 3.05%
Dun & Bradstreet Corp.	1,000	102,980

Total Technology (Cost: $167,722)		200,436

Utilities — 1.84%
Electric — 1.03%
Constellation Energy Group, Inc.	400	34,868

Gas — 0.81%
UGI Corp.	1,000	27,280

Total Utilities (Cost: $64,533)		62,148

Total Common Stocks (Cost $3,138,178)		3,357,598

	Par
	Value

Short-Term Investment — 1.28%
Time Deposit — 1.28%
BBH Grand Cayman 4.64%, 07/02/2007	$43,303	43,303

Total Short-Term Investment (Cost $43,303)		43,303

Total Investments (Cost $3,181,481) — 100.76%		3,400,901

Liabilities in Excess of Other Assets, Net (0.76)%		(25,674)

Total Net Assets — 100.00%		$3,375,227

ADR	American Depositary Receipt

(a)	Non-income producing security
38 | 2007 ANNUAL REPORT

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Statements of Assets and Liabilities
June 30, 2007

	Growth Funds
	Quaker	Quaker	Quaker
	Strategic	Core	Small-Cap
	Growth	Equity	Growth
	Fund	Fund	Fund

ASSETS:
Investments in unaffiliated issuers, at value	$752,816,180	$13,176,998	$4,005,722

Total investments	752,816,180	13,176,998	4,005,722

Cash	287,458	—	—
Deposits with brokers for securities sold short	21,848,779	—	—
Receivables:
Dividends and interest	315,900	9,044	3,124
Capital shares sold	1,653,968	—	—
Investment securities sold	5,957,595	1,018,739	—
Commission Recapture	30,906	—	—
Prepaid expenses and other assets	246,354	4,830	1,906

Total assets	783,157,140	14,209,611	4,010,752

LIABILITIES:
Payables:
Due to custodian	—	8	7
Due to advisor (note 3)	805,480	11,412	3,473
Capital shares redeemed	1,311,983	65	33
Investment securities purchased	13,002,801	1,052,050	—
Securities sold short, at value	—	—	—
Distributions fees	227,489	2,179	380
Trustee expenses	59,449	—	37
Accrued expenses	444,000	6,086	3,020

Total liabilities	15,851,202	1,071,800	6,950

NET ASSETS	$767,305,938	$13,137,811	$4,003,802

NET ASSETS CONSIST OF:
Paid-in capital	$600,558,169	$15,692,059	$3,372,346
Accumulated net realized gain (loss) on investments	74,233,725	(3,516,432)	425,207
Accumulated net investment income (loss)	—	—	—
Net unrealized appreciation on investments	92,514,044	962,184	206,249

Total Net Assets	$767,305,938	$13,137,811	$4,003,802

Investments in unaffiliated issuers, at Cost	$660,302,136	$12,214,814	$3,799,473

Total Investments, at Cost	660,302,136	12,214,814	3,799,473

Proceeds from Securities Sold Short	—	—	—

Class A shares:
Net Assets	$629,530,737	$9,744,143	$665,116

Shares of Beneficial interest outstanding(1)	24,506,338	687,840	57,858

Net Assets Value and redemption(2) price per share	$25.69	$14.17	$11.50

Offering price per share (100 ÷ 94.50 x net asset value per share)	$27.19	$14.99	$12.17

Class B shares:
Net Assets	$14,428,945	$133,445	$149,623

Shares of Beneficial interest outstanding(1)	589,880	9,900	13,694

Net Assets Value, offering and redemption(2) price per share	$24.46	$13.48	$10.93

Class C shares:
Net Assets	$108,241,160	$67,181	$144,005

Shares of Beneficial interest outstanding(1)	4,443,765	5,015	13,096

Net Assets Value, offering and redemption(2) price per share	$24.36	$13.40	$11.00

Class I shares:
Net Assets	$15,105,096	$3,193,042	$3,045,058

Shares of Beneficial interest outstanding(1)	578,946	234,122	256,619

Net Assets Value, offering and redemption price per share	$26.09	$13.64	$11.87

1	Unlimited number of shares of beneficial interest with a $0.01 par value, authorized.

2	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
40 | 2007 ANNUAL REPORT

Growth Funds		Value Funds
Quaker	Quaker	Quaker	Quaker	Quaker
Capital	Biotech Pharma-	Mid-Cap	Small-Cap	Core
Opportunities	Healthcare	Value	Value	Value
Fund	Fund	Fund	Fund	Fund

$17,071,011	$8,903,663	$160,254,402	$91,203,220	$3,400,901

17,071,011	8,903,663	160,254,402	91,203,220	3,400,901

—	—	1,514	—	—
—	2,746,506	—	—	—

21,121	3,760	99,890	57,101	2,926
—	—	569,206	236,150	—
—	75,067	—	733,868	197,005
—	—	—	—	—
8,615	8,226	31,915	26,006	1,687

17,100,747	11,737,222	160,956,927	92,256,345	3,602,519

191	136	—	11,693	951
15,058	12,210	133,828	83,172	—
1,007	13,149	1,133,936	177,462	—
—	—	4,775,800	542,477	223,042
—	1,772,993	—	—	—
9,289	5,140	42,287	21,611	699
794	77	—	858	67
12,772	6,221	41,268	35,022	2,533

39,111	1,809,926	6,127,119	872,295	227,292

$17,061,636	$9,927,296	$154,829,808	$91,384,050	$3,375,227

$13,952,432	$10,121,780	$132,714,929	$71,189,573	$2,780,523
1,666,700	(394,368)	5,727,830	10,106,474	370,219
—	—	—	—	5,065
1,442,504	199,884	16,387,049	10,088,003	219,420

$17,061,636	$9,927,296	$154,829,808	$91,384,050	$3,375,227

$15,628,507	$8,778,855	$143,867,353	$81,115,552	$3,181,481

15,628,507	8,778,855	143,867,353	81,115,552	3,181,481

—	1,848,068	—	—	—

$8,015,872	$5,148,835	$135,679,581	$46,384,512	$3,375,227

709,650	413,659	7,604,344	2,239,278	249,087

$11.30	$12.45	$17.84	$20.71	$13.55

$11.96	$13.17	$18.88	$21.92	$14.34

$596,540	$836,749	$2,273,317	$1,022,979

54,617	69,906	134,307	52,791

$10.92	$11.97	$16.93	$19.38

$8,449,224	$3,941,712	$14,974,901	$13,436,297

773,910	329,127	899,189	715,947

$10.92	$11.98	$16.65	$18.77

		$1,902,009	$30,540,262

		103,774	1,441,446

		$18.33	$21.19

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 41

Statement of Operations
For the Fiscal Year Ended June 30, 2007

	Growth Funds
	Quaker	Quaker	Quaker
	Strategic	Core	Small-Cap
	Growth Fund	Equity Fund	Growth Fund

INVESTMENT INCOME

Income:
Dividends (net of foreign withholding taxes)	$8,545,733	$143,544	$40,391
Dividends from affiliate company	501,428	—	—
Interest	9,859,739	11,792	3,260

Total Income	18,906,900	155,336	43,651

Expenses:
Investment advisory fees (note 3)	11,511,920	130,307	39,949
Fund administration, accounting, and transfer agent fees (note 3)	1,271,712	18,046	5,649
Custody fees	214,439	12,522	13,570
Trustee fees and meeting expenses	442,374	5,193	1,674
Legal fees	193,507	2,223	569
Audit Fees	157,556	1,981	608
Distribution fee — Class A	1,840,643	22,700	1,772
Distribution fee — Class B	146,721	1,358	1,374
Distribution fee — Class C	1,011,203	802	1,743
Officers’ Compensation fees	149,290	2,072	639
Registration and filing expenses	111,137	11,464	4,966
Printing expenses	292,791	3,797	1,110
Dividends on securities sold short	33,152	—	—
Other operating expenses	254,541	5,238	3,458

Total expenses	17,630,986	217,703	77,081

Less:
Investment advisory fees waived & reimbursed (note 3)	—	—	—
Net expenses	17,630,986	217,703	77,081

Net investment income (loss)	1,275,914	(62,367)	(33,430)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:

Net realized gain (loss) from investments, unaffiliated issuers (excluding short securities)	78,313,812	1,619,090	460,403
Net realized gain from affiliated company	3,902,390	—	—
Net realized loss from short securities	(2,858,246)	—	—
Net realized loss from written options	(419,680)	—	—
Net realized loss from foreign currency transactions	—	—	—
Net unrealized appreciation (depreciation) on investments, unaffiliated issuers (excluding short securities)	58,801,332	(74,497)	25,383
Net unrealized depreciation on investments, affiliated company	(10,500,615)	—	—
Net unrealized appreciation on short securities	1,087,079	—	—

Net realized and unrealized gain on investments and foreign currency transactions	128,326,072	1,544,593	485,786

Net increase in net assets resulting from operations	$129,601,986	$1,482,226	$452,356

Foreign withholding taxes on dividends	$133,284	$1,128	$—

42 | 2007 ANNUAL REPORT

Growth Funds		Value Funds
Quaker	Quaker	Quaker	Quaker	Quaker
Capital	Biotech Pharma-	Mid-Cap	Small-Cap	Core
Opportunities Fund	Healthcare Fund	Value Fund	Value Fund	Value Fund

$278,195	$648	$1,255,347	$1,128,172	$41,699
—	—	—	—	—
121,577	173,482	94,469	78,485	2,233

399,772	174,130	1,349,816	1,206,657	43,932

212,222	173,464	1,302,046	990,479	32,495
29,210	17,338	178,709	118,887	4,501
17,112	22,381	32,816	31,598	7,409
9,229	4,848	54,924	37,280	1,468
3,695	1,404	24,620	15,382	557
3,435	1,969	18,862	13,104	486
23,866	17,076	260,856	103,634	7,737
7,148	9,985	21,891	10,094	—
99,517	41,342	158,559	113,291	—
3,393	2,073	20,357	13,775	514
13,402	18,834	31,708	24,686	3,421
8,116	2,640	40,267	25,764	941
—	—	—	—	—
5,376	4,366	24,616	23,439	2,861

435,721	317,720	2,170,231	1,521,413	62,390

—	—	—	70,055	32,495
435,721	317,720	2,170,231	1,451,358	29,895

(35,949)	(143,590)	(820,415)	(244,701)	14,037

2,125,175	(87,114)	6,641,912	11,914,134	386,947
—	—	—	—	—
—	(79,938)	—	—	—
—	—	—	—	—
—	(15,012)	—	—	—

(365,054)	1,080,468	11,593,452	2,315,841	79,245
—	—	—	—	—
—	6,694	—	—	—

1,760,121	905,098	18,235,364	14,229,975	466,192

$1,724,172	$761,508	$17,414,949	$13,985,274	$480,229

$3,650	$—	$—	$6,164	$363

The accompanying notes are an integral part of the financial statements.

2007 ANNUAL REPORT | 43

Statements of Changes in Net Assets
For the Fiscal Year Ended June 30, 2007

	Growth Funds
	Quaker	Quaker	Quaker
	Strategic	Core	Small-Cap
	Growth Fund	Equity Fund	Growth Fund

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$1,275,914	$(62,367)	$(33,430)
Net realized gain (loss) from investment transactions and foreign currency transactions	78,938,276	1,619,090	460,403
Change in net unrealized appreciation (depreciation) on investments	49,387,796	(74,497)	25,383

Net increase in net assets resulting from operations	129,601,986	1,482,226	452,356

Distributions to shareholders from
Net investment income — Class A	(2,900,910)	—	—
Net investment income — Class B	—	—	—
Net investment income — Class C	—	—	—
Net investment income — Class I	(248,934)	—	—
Net realized capital gain — Class A	(76,183,989)	—	(32,807)
Net realized capital gain — Class B	(1,533,711)	—	(5,912)
Net realized capital gain — Class C	(10,701,494)	—	(7,603)
Net realized capital gain — Class I	(3,765,560)	—	(112,989)

Total Distributions	(95,334,598)	—	(159,311)

Capital share transactions
Increase (decrease) in net assets from fund share transactions (note 10)	(323,962,274)	(544,516)	(173,616)

Total increase (decrease) in net assets	(289,694,886)	937,710	119,429

NET ASSETS
Beginning of period	1,057,000,824	12,200,101	3,884,373

End of period	$767,305,938	$13,137,811	$4,003,802

Undistributed accumulated net investment income, at end of period	$—	$—	$—

For the Fiscal Year Ended June 30, 2006

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income (loss)	$1,126,195	$(63,388)	$(32,398)
Net realized gain from investment transactions and foreign currency transactions	110,199,094	486,595	680,677
Change in net unrealized appreciation (depreciation) on investments	(19,235,874)	666,779	(243,874)

Net increase in net assets resulting from operations	92,089,415	1,089,986	404,405

Distributions to shareholders from
Net investment income — Class A	—	—	—
Net investment income — Class B	—	—	—
Net investment income — Class C	—	—	—
Net investment income — Class I	—	—	—
Net realized capital gain — Class A	(37,378,459)	—	—
Net realized capital gain — Class B	(944,789)	—	—
Net realized capital gain — Class C	(5,012,351)	—	—
Net realized capital gain — Class I	(1,867,570)	—	—

Total Distributions	(45,203,169)	—	—

Capital share transactions
Increase (decrease) in net assets from fund share transactions (note 10)	364,272,675	(346,651)	214,508

Total increase (decrease) in net assets	411,158,921	743,335	618,913

NET ASSETS
Beginning of period	645,841,903	11,456,766	3,265,460

End of period	$1,057,000,824	$12,200,101	$3,884,373

Undistributed accumulated net investment income (loss), at end of period	$1,126,195	$—	$—

44 | 2007 ANNUAL REPORT

Growth Funds		Value Funds
Quaker	Quaker	Quaker	Quaker	Quaker
Capital	Biotech Pharma-	Mid-Cap	Small-Cap	Core
Opportunities Fund	Healthcare Fund	Value Fund	Value Fund	Value Fund

$(35,949)	$(143,590)	$(820,415)	$(244,701)	$14,037
2,125,175	(182,064)	6,641,912	11,914,134	386,947
(365,054)	1,087,162	11,593,452	2,315,841	79,245

1,724,172	761,508	17,414,949	13,985,274	480,229

—	—	—	—	(20,000)
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(618,838)	(629,422)	(2,044,739)	(4,201,235)	(317,566)
(51,589)	(101,639)	(43,407)	(106,504)	—
(737,051)	(414,003)	(349,010)	(1,266,817)	—
—	—	(30,160)	(3,094,993)	—

(1,407,478)	(1,145,064)	(2,467,316)	(8,669,549)	(337,566)

(8,045,843)	(8,946,825)	48,867,507	9,670,153	513,689

(7,729,149)	(9,330,381)	63,815,140	14,985,878	656,352

24,790,785	19,257,677	91,014,668	76,398,172	2,718,875

$17,061,636	$9,927,296	$154,829,808	$91,384,050	$3,375,227

$—	$—	$—	$—	$5,065

$(214,774)	$(206,208)	$(504,399)	$(567,674)	$17,379
2,145,314	2,240,840	4,155,784	9,265,963	390,841
(155,691)	(1,657,155)	373,108	1,414,463	(17,187)

1,774,849	377,477	4,024,493	10,112,752	391,033

—	—	—	—	(14,303)
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(1,220,487)	(72,946)	(3,822,299)	(3,953,844)	(182,777)
(105,392)	(6,784)	(327,109)	(147,360)	—
(1,109,017)	(22,125)	(2,157,827)	(1,213,262)	—
—	—	(202,933)	(4,203,414)	—

(2,434,896)	(101,855)	(6,510,168)	(9,517,880)	(197,080)

372,570	(1,588,822)	35,718,584	19,420,347	582,060

(287,477)	(1,313,200)	33,232,909	20,015,219	776,013

25,078,262	20,570,877	57,781,759	56,382,953	1,942,862

$24,790,785	$19,257,677	$91,014,668	$76,398,172	$2,718,875

$—	$(7,487)	$—	$—	$11,027

The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 45

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$24.12	$22.44	$20.71	$16.67	$16.03

Income from investment operations
Net investment income (loss)(1)	0.06	0.05	(0.16)	(0.27)	(0.19)
Net realized and unrealized gain on investments	4.07	2.98	2.88	4.31	0.83

Total from investment operations	4.13	3.03	2.72	4.04	0.64

Distributions to shareholders from:
Net investment income	(0.09)	—	—	—	—
Net realized capital gain	(2.47)	(1.35)	(0.99)	—	—

Total distributions	(2.56)	(1.35)	(0.99)	—	—

Net asset value, end of period	$25.69	$24.12	$22.44	$20.71	$16.67

Total Return(2)	18.68%	13.66%	13.36%	24.24%	3.99%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$629,531	$901,498	$530,271	$307,744	$149,677
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.90%	1.90%	2.04%	2.16%	2.16%
After fees paid indirectly through commission recapture	1.90%	1.86%	1.99%	2.16%	2.16%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	0.23%	0.16%	(0.78)%	(1.41)%	(1.24)%
After fees paid indirectly through commission recapture	0.23%	0.20%	(0.73)%	(1.41)%	(1.24)%
Portfolio turnover rate	319.28%	185.71%	204.59%	332.70%	401.43%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
46 | 2007 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$23.16	$21.76	$20.25	$16.41	$15.90

Income from investment operations
Net investment loss(1)	(0.12)	(0.13)	(0.31)	(0.40)	(0.31)
Net realized and unrealized gain on investments	3.89	2.88	2.81	4.24	0.82

Total from investment operations	3.77	2.75	2.50	3.84	0.51

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	(2.47)	(1.35)	(0.99)	—	—

Total distributions	(2.47)	(1.35)	(0.99)	—	—

Net asset value, end of period	$24.46	$23.16	$21.76	$20.25	$16.41

Total Return(2)	17.77%	12.77%	12.56%	23.40%	3.21%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$14,429	$15,999	$16,106	$16,186	$14,054
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.65%	2.65%	2.79%	2.91%	2.91%
After fees paid indirectly through commission recapture	2.65%	2.61%	2.74%	2.91%	2.91%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(0.52)%	(0.59)%	(1.53)%	(2.16)%	(1.99)%
After fees paid indirectly through commission recapture	(0.52)%	(0.55)%	(1.48)%	(2.16)%	(1.99)%
Portfolio turnover rate	319.28%	185.71%	204.59%	332.70%	401.43%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 47

Financial Highlights
Quaker Strategic Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$23.07	$21.68	$20.18	$16.36	$15.85

Income from investment operations
Net investment loss(1)	(0.12)	(0.12)	(0.31)	(0.41)	(0.31)
Net realized and unrealized gain on investments	3.88	2.86	2.80	4.23	0.82

Total from investment operations	3.76	2.74	2.49	3.82	0.51

Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	(2.47)	(1.35)	(0.99)	—	—

Total distributions	(2.47)	(1.35)	(0.99)	—	—

Net asset value, end of period	$24.36	$23.07	$21.68	$20.18	$16.36

Total Return(2)	17.80%	12.77%	12.55%	23.35%	3.22%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$108,241	$98,224	$66,958	$37,559	$15,047
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture recapture	2.65%	2.65%	2.79%	2.91%	2.91%
After fees paid indirectly through commission recapture	2.65%	2.61%	2.74%	2.91%	2.91%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(0.52)%	(0.59)%	(1.53)%	(2.16)%	(1.99)%
After fees paid indirectly through commission recapture	(0.52)%	(0.55)%	(1.48)%	(2.16)%	(1.99)%
Portfolio turnover rate	319.28%	185.71%	204.59%	332.70%	401.43%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
48 | 2007 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$24.47	$22.70	$20.88	$16.76	$16.08

Income from investment operations
Net investment income (loss)(1)	0.12	0.11	(0.10)	(0.22)	(0.15)
Net realized and unrealized gain on investments	4.13	3.01	2.91	4.34	0.83

Total from investment operations	4.25	3.12	2.81	4.12	0.68

Distributions to shareholders from:
Net investment income	(0.16)	—	—	—	—
Net realized capital gain	(2.47)	(1.35)	(0.99)	—	—

Total distributions	(2.63)	(1.35)	(0.99)	—	—

Net asset value, end of period	$26.09	$24.47	$22.70	$20.88	$16.76

Total Return(2)	18.95%	13.91%	13.69%	24.58%	4.23%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$15,105	$41,280	$32,506	$14,767	$4,676
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture recapture	1.65%	1.65%	1.79%	1.91%	1.91%
After fees paid indirectly through commission recapture	1.65%	1.61%	1.74%	1.91%	1.91%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	0.48%	0.41%	(0.53)%	(1.16)%	(1.32)%
After fees paid indirectly through commission recapture	0.48%	0.45%	(0.48)%	(1.16)%	(1.32)%
Portfolio turnover rate	319.28%	185.71%	204.59%	332.70%	401.43%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 49

Financial Highlights
Quaker Core Equity Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.59	$11.49	$11.35	$9.69	$9.64

Income From Investment Operations
Net investment loss(1)	(0.07)	(0.07)	(0.04)	(0.11)	(0.11)
Net realized and unrealized gain on investments	1.65	1.17	0.18	1.77	0.16

Total from investment operations	1.58	1.10	0.14	1.66	0.05

Net asset value, end of period	$14.17	$12.59	$11.49	$11.35	$9.69

Total Return(2)	12.55%	9.57%	1.23%	17.13%	0.52%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$9,744	$8,854	$8,290	$8,604	$7,687
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.80%	1.77%	1.93%	2.10%	2.02%
After expense reimbursements and waived fees	1.80%	1.77%	1.93%	2.10%	2.02%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.54)%	(0.57)%	(0.33)%	(1.03)%	(1.18)%
After expense reimbursements and waived fees	(0.54)%	(0.57)%	(0.33)%	(1.03)%	(1.18)%
Portfolio turnover rate	245.06%	139.04%	88.76%	239.70%	223.82%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
50 | 2007 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.07	$11.10	$11.04	$9.50	$9.52

Income From Investment Operations
Net investment loss(1)	(0.16)	(0.16)	(0.12)	(0.19)	(0.17)
Net realized and unrealized gain on investments	1.57	1.13	0.18	1.73	0.15

Total from investment operations	1.41	0.97	0.06	1.54	(0.02)

Net asset value, end of period	$13.48	$12.07	$11.10	$11.04	$9.50

Total Return(2)	11.68%	8.74%	0.54%	16.21%	(0.21)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$134	$150	$167	$199	$124
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.55%	2.52%	2.68%	2.85%	2.77%
After expense reimbursements and waived fees	2.55%	2.52%	2.68%	2.85%	2.77%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.29)%	(1.32)%	(1.08)%	(1.78)%	(1.93)%
After expense reimbursements and waived fees	(1.29)%	(1.32)%	(1.08)%	(1.78)%	(1.93)%
Portfolio turnover rate	245.06%	139.04%	88.76%	239.70%	223.82%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 51

Financial Highlights
Quaker Core Equity Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.00	$11.03	$10.97	$9.44	$9.46

Income From Investment Operations
Net investment loss(1)	(0.16)	(0.16)	(0.12)	(0.18)	(0.18)
Net realized and unrealized gain on investments	1.56	1.13	0.18	1.71	0.16

Total from investment operations	1.40	0.97	0.06	1.53	(0.02)

Net asset value, end of period	$13.40	$12.00	$11.03	$10.97	$9.44

Total Return(2)	11.67%	8.79%	0.55%	16.21%	(0.21)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$67	$91	$143	$168	$310
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.55%	2.52%	2.68%	2.85%	2.77%
After expense reimbursements and waived fees	2.55%	2.52%	2.68%	2.85%	2.77%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.29)%	(1.32)%	(1.08)%	(1.78)%	(1.93)%
After expense reimbursements and waived fees	(1.29)%	(1.32)%	(1.08)%	(1.78)%	(1.93)%
Portfolio turnover rate	245.06%	139.04%	88.76%	239.70%	223.82%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
52 | 2007 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.09	$11.01	$10.84	$9.23	$9.16

Income From Investment Operations
Net investment loss(1)	(0.04)	(0.04)	(0.01)	(0.08)	(0.08)
Net realized and unrealized gain on investments	1.59	1.12	0.18	1.69	0.15

Total from investment operations	1.55	1.08	0.17	1.61	0.07

Net asset value, end of period	$13.64	$12.09	$11.01	$10.84	$9.23

Total Return(2)	12.82%	9.81%	1.57%	17.44%	0.76%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,193	$3,106	$2,857	$2,894	$2,511
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.55%	1.52%	1.68%	1.85%	1.77%
After expense reimbursements and waived fees	1.55%	1.52%	1.68%	1.85%	1.77%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.29)%	(0.32)%	(0.08)%	(0.78)%	(0.93)%
After expense reimbursements and waived fees	(0.29)%	(0.32)%	(0.08)%	(0.78)%	(0.93)%
Portfolio turnover rate	245.06%	139.04%	88.76%	239.70%	223.82%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 53

Financial Highlights
Quaker Small-Cap Growth Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.67	$9.50	$8.57	$6.71	$7.71

Income From Investment Operations
Net investment loss(1)	(0.11)	(0.10)	(0.10)	(0.13)	(0.15)
Net realized and unrealized gain (loss) on investments	1.39	1.27	1.03	1.99	(0.85)

Total from investment operations	1.28	1.17	0.93	1.86	(1.00)

Distributions to shareholders from:
Net realized capital gain	(0.45)	—	—	—	—

Total distributions	(0.45)	—	—	—	—

Net asset value, end of period	$11.50	$10.67	$9.50	$8.57	$6.71

Total Return(2)	12.44%	12.32%	10.85%	27.72%	(12.97)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$665	$748	$484	$291	$117
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.15%	1.83%	2.05%	2.09%	2.63%
After expense reimbursements and waived fees	2.15%	1.83%	2.05%	2.09%	2.63%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.96)%	(0.99)%	(1.15)%	(1.62)%	(2.20)%
After expense reimbursements and waived fees	(0.96)%	(0.99)%	(1.15)%	(1.62)%	(2.20)%
Portfolio turnover rate	380.25%	215.97%	115.81%	191.91%	250.36%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
54 | 2007 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.23	$9.19	$8.35	$6.61	$7.67

Income From Investment Operations
Net investment loss(1)	(0.18)	(0.17)	(0.16)	(0.19)	(0.19)
Net realized and unrealized gain (loss) on investments	1.33	1.21	1.00	1.93	(0.87)

Total from investment operations	1.15	1.04	0.84	1.74	(1.06)

Distributions to shareholders from:
Net realized capital gain	(0.45)	—	—	—	—

Total distributions	(0.45)	—	—	—	—

Net asset value, end of period	$10.93	$10.23	$9.19	$8.35	$6.61

Total Return(2)	11.69%	11.32%	10.06%	26.32%	(13.82)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$150	$142	$128	$126	$65
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.90%	2.58%	2.80%	2.84%	3.38%
After expense reimbursements and waived fees	2.90%	2.58%	2.80%	2.84%	3.38%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.71)%	(1.74)%	(1.90)%	(2.37)%	(2.95)%
After expense reimbursements and waived fees	(1.71)%	(1.74)%	(1.90)%	(2.37)%	(2.95)%
Portfolio turnover rate	380.25%	215.97%	115.81%	191.91%	250.36%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 55

Financial Highlights
Quaker Small-Cap Growth Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.30	$9.24	$8.40	$6.64	$7.67

Income From Investment Operations
Net investment loss(1)	(0.18)	(0.18)	(0.16)	(0.19)	(0.19)
Net realized and unrealized gain (loss) on investments	1.33	1.24	1.00	1.95	(0.84)

Total from investment operations	1.15	1.06	0.84	1.76	(1.03)

Distributions to shareholders from:
Net realized capital gain	(0.45)	—	—	—	—

Total distributions	(0.45)	—	—	—	—

Net asset value, end of period	$11.00	$10.30	$9.24	$8.40	$6.64

Total Return(2)	11.61%	11.47%	10.00%	26.51%	(13.43)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$144	$238	$229	$272	$174
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.90%	2.58%	2.80%	2.84%	3.38%
After expense reimbursements and waived fees	2.90%	2.58%	2.80%	2.84%	3.38%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.71)%	(1.74)%	(1.90)%	(2.37)%	(2.95)%
After expense reimbursements and waived fees	(1.71)%	(1.74)%	(1.90)%	(2.37)%	(2.95)%
Portfolio turnover rate	380.25%	215.97%	115.81%	191.91%	250.36%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
56 | 2007 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.97	$9.75	$8.78	$6.86	$7.77

Income From Investment Operations
Net investment loss(1)	(0.08)	(0.08)	(0.08)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investments	1.43	1.30	1.05	2.03	(0.79)

Total from investment operations	1.35	1.22	0.97	1.92	(0.91)

Distributions to shareholders from:
Net realized capital gain	(0.45)	—	—	—	—

Total distributions	(0.45)	—	—	—	—

Net asset value, end of period	$11.87	$10.97	$9.75	$8.78	$6.86

Total Return(2)	12.75%	12.51%	11.05%	27.99%	(11.71)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,045	$2,756	$2,424	$2,162	$1,680
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.90%	1.58%	1.80%	1.84%	2.38%
After expense reimbursements and waived fees	1.90%	1.58%	1.80%	1.84%	2.38%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.71)%	(0.74)%	(0.90)%	(1.37)%	(1.95)%
After expense reimbursements and waived fees	(0.71)%	(0.74)%	(0.90)%	(1.37)%	(1.95)%
Portfolio turnover rate	380.25%	215.97%	115.81%	191.91%	250.36%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 57

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$11.07	$11.29	$11.45	$9.05	$9.43

Income from investment operations
Net investment income (loss)(1)	0.02	(0.05)	(0.12)	(0.13)	(0.03)
Net realized and unrealized gain (loss) on investments	1.01	0.85	1.19	2.64	(0.35)

Total from investment operations	1.03	0.80	1.07	2.51	(0.38)

Distributions to shareholders from:
Net realized capital gain	(0.80)	(1.02)	(1.23)	(0.11)	—

Total distributions	(0.80)	(1.02)	(1.23)	(0.11)	—

Net asset value, end of period	$11.30	$11.07	$11.29	$11.45	$9.05

Total Return(2)	9.67%	7.05%	9.66%	27.83%	(4.03)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$8,016	$12,482	$11,970	$7,250	$2,868
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.76%	1.72%	1.95%	1.98%	2.05%
After expense reimbursements and waived fees	1.76%	1.67%	1.95%	1.98%	2.05%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements and waived fees	0.22%	(0.46)%	(1.08)%	(1.12)%	(0.28)%
After expense reimbursements and waived fees	0.22%	(0.41)%	(1.08)%	(1.12)%	(0.28)%
Portfolio turnover rate	87.48%	129.29%	226.62%	230.58%	692.80%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
58 | 2007 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.81	$11.12	$11.38	$9.05	$9.50

Income from investment operations
Net investment loss(1)	(0.06)	(0.13)	(0.21)	(0.19)	(0.08)
Net realized and unrealized gain (loss) on investments	0.97	0.84	1.18	2.63	(0.37)

Total from investment operations	0.91	0.71	0.97	2.44	(0.45)

Distributions to shareholders from:
Net realized capital gain	(0.80)	(1.02)	(1.23)	(0.11)	—

Total distributions	(0.80)	(1.02)	(1.23)	(0.11)	—

Net asset value, end of period	$10.92	$10.81	$11.12	$11.38	$9.05

Total Return(2)	8.76%	6.31%	8.80%	27.05%	(4.74)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$597	$886	$1,176	$1,098	$926
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.51%	2.47%	2.70%	2.73%	2.80%
After expense reimbursements and waived fees	2.51%	2.42%	2.70%	2.73%	2.80%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.53)%	(1.21)%	(1.83)%	(1.87)%	(1.03)%
After expense reimbursements and waived fees	(0.53)%	(1.16)%	(1.83)%	(1.87)%	(1.03)%
Portfolio turnover rate	87.48%	129.29%	226.62%	230.58%	692.80%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 59

Financial Highlights
Quaker Capital Opportunities Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$10.81	$11.12	$11.38	$9.05	$9.50

Income from investment operations
Net investment loss(1)	(0.06)	(0.13)	(0.21)	(0.19)	(0.09)
Net realized and unrealized gain (loss) on investments	0.97	0.84	1.18	2.63	(0.36)

Total from investment operations	0.91	0.71	0.97	2.44	(0.45)

Distributions to shareholders from:
Net realized capital gain	(0.80)	(1.02)	(1.23)	(0.11)	—

Total distributions	(0.80)	(1.02)	(1.23)	(0.11)	—

Net asset value, end of period	$10.92	$10.81	$11.12	$11.38	$9.05

Total Return(2)	8.76%	6.32%	8.80%	27.05%	(4.74)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$8,449	$11,423	$11,932	$10,757	$8,735
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.51%	2.47%	2.70%	2.73%	2.80%
After expense reimbursements and waived fees	2.51%	2.42%	2.70%	2.73%	2.80%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.53)%	(1.21)%	(1.83)%	(1.87)%	(1.03)%
After expense reimbursements and waived fees	(0.53)%	(1.16)%	(1.83)%	(1.87)%	(1.03)%
Portfolio turnover rate	87.48%	129.29%	226.62%	230.58%	692.80%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

60 | 2007 ANNUAL REPORT

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Financial Highlights
Quaker Biotech-Pharma Healthcare Fund
(For a Share Outstanding Throughout the Period)

	Class A
					For the
					period from
	Year	Year	Year	Year	October 14, 2002
	Ended	Ended	Ended	Ended	(commencement of
	June 30,	June 30,	June 30,	June 30,	operations) to
	2007	2006	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$12.50	$12.30	$13.64	$11.83	$10.00

Income From Investment Operations
Net investment loss(2)	(0.11)	(0.11)	(0.19)	(0.28)	(0.08)
Net realized and unrealized gain (loss) on investments	1.34	0.37	(0.22)	2.80	1.91

Total from investment operations	1.23	0.26	(0.41)	2.52	1.83

Distributions to shareholders from:
Net realized capital gain	(1.28)	(0.06)	(0.93)	(0.71)	—

Total distributions	(1.28)	(0.06)	(0.93)	(0.71)	—

Net asset value, end of period	$12.45	$12.50	$12.30	$13.64	$11.83

Total Return(3)	9.51%	2.14%	(3.22)%	21.97%	18.30%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$5,149	$14,324	$15,295	$9,908	$2,611
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.34%	2.19%	2.31%	2.41%	2.68%
After expense reimbursements and waived fees	2.34%	2.19%	2.31%	2.41%	2.64%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.88)%	(0.79)%	(1.56)%	(2.15)%	(2.22)%
After expense reimbursements and waived fees	(0.88)%	(0.79)%	(1.56)%	(2.15)%	(2.18)%
Portfolio turnover rate	117.35%	199.35%	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.

62 | 2007 ANNUAL REPORT

	Class B
					For the
					period from
	Year	Year	Year	Year	September 23, 2002
	Ended	Ended	Ended	Ended	(commencement of
	June 30,	June 30,	June 30,	June 30,	operations) to
	2007	2006	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$12.15	$12.04	$13.47	$11.77	$10.00

Income From Investment Operations
Net investment loss(2)	(0.20)	(0.20)	(0.29)	(0.37)	(0.08)
Net realized and unrealized gain (loss) on investments	1.30	0.37	(0.21)	2.78	1.85

Total from investment operations	1.10	0.17	(0.50)	2.41	1.77

Distributions to shareholders from:
Net realized capital gain	(1.28)	(0.06)	(0.93)	(0.71)	—

Total distributions	(1.28)	(0.06)	(0.93)	(0.71)	—

Net asset value, end of period	$11.97	$12.15	$12.04	$13.47	$11.77

Total Return(3)	8.67%	1.43%	(3.95)%	21.12%	17.70%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$837	$1,131	$1,238	$1,761	$1,565
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.09%	2.94%	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	3.09%	2.94%	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.63)%	(1.54)%	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(1.63)%	(1.54)%	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	117.35%	199.35%	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.

2007 ANNUAL REPORT | 63

Financial Highlights
Quaker Biotech-Pharma Healthcare Fund
(For a Share Outstanding Throughout the Period)

	Class C
					For the
					period from
	Year	Year	Year	Year	November 20, 2002
	Ended	Ended	Ended	Ended	(commencement of
	June 30,	June 30,	June 30,	June 30,	operations) to
	2007	2006	2005	2004	June 30, 2003(1)

Net asset value, beginning of period	$12.16	$12.05	$13.48	$11.78	$10.02

Income From Investment Operations
Net investment loss(2)	(0.20)	(0.20)	(0.28)	(0.37)	(0.09)
Net realized and unrealized gain (loss) on investments	1.30	0.37	(0.22)	2.78	1.85

Total from investment operations	1.10	0.17	(0.50)	2.41	1.76

Distributions to shareholders from:
Net realized capital gain	(1.28)	(0.06)	(0.93)	(0.71)	—

Total distributions	(1.28)	(0.06)	(0.93)	(0.71)	—

Net asset value, end of period	$11.98	$12.16	$12.05	$13.48	$11.78

Total Return(3)	8.67%	1.43%	(3.95)%	21.11%	17.57%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,942	$3,802	$4,038	$4,084	$1,588
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	3.09%	2.94%	3.06%	3.16%	3.43%
After expense reimbursements and waived fees	3.09%	2.94%	3.06%	3.16%	3.39%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.63)%	(1.54)%	(2.31)%	(2.90)%	(2.97)%
After expense reimbursements and waived fees	(1.63)%	(1.54)%	(2.31)%	(2.90)%	(2.93)%
Portfolio turnover rate	117.35%	199.35%	272.82%	139.37%	108.76%

(1)	Ratios have been annualized, total return and portfolio turnover have not been annualized.

(2)	The average shares outstanding method has been applied for per share information.

(3)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
64 | 2007 ANNUAL REPORT

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Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$15.89	$16.67	$16.03	$10.75	$11.80

Income From Investment Operations
Net investment loss(1)	(0.09)	(0.10)	(0.09)	(0.13)	(0.01)
Net realized and unrealized gain (loss) on investments	2.37	1.75	2.09	5.41	(0.54)

Total from investment operations	2.28	1.65	2.00	5.28	(0.55)

Distributions to shareholders from:
Net realized capital gain	(0.33)	(2.43)	(1.36)	—	(0.50)

Total distributions	(0.33)	(2.43)	(1.36)	—	(0.50)

Net asset value, end of period	$17.84	$15.89	$16.67	$16.03	$10.75

Total Return(2)	14.51%	10.32%	12.57%	49.12%	(3.99)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$135,680	$70,866	$40,198	$30,393	$8,143
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.64%	1.69%	1.84%	2.01%	2.11%
After fees paid indirectly through commission recapture	1.64%	1.65%	1.66%	2.01%	2.11%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.56)%	(0.64)%	(0.73)%	(0.84)%	0.02%
After fees paid indirectly through commission recapture	(0.56)%	(0.60)%	(0.55)%	(0.84)%	0.02%
Portfolio turnover rate	74.49%	82.01%	186.72%	134.73%	122.76%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
66 | 2007 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$15.20	$16.16	$15.69	$10.60	$11.71

Income From Investment Operations
Net investment loss(1)	(0.21)	(0.22)	(0.20)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments	2.27	1.69	2.03	5.30	(0.54)

Total from investment operations	2.06	1.47	1.83	5.09	(0.61)

Distributions to shareholders from:
Net realized capital gain	(0.33)	(2.43)	(1.36)	—	(0.50)

Total distributions	(0.33)	(2.43)	(1.36)	—	(0.50)

Net asset value, end of period	$16.93	$15.20	$16.16	$15.69	$10.60

Total Return(2)	13.72%	9.47%	11.73%	48.02%	(4.56)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$2,273	$2,188	$2,452	$3,055	$2,211
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.39%	2.44%	2.59%	2.76%	2.86%
After fees paid indirectly through commission recapture	2.39%	2.40%	2.41%	2.76%	2.86%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.31)%	(1.39)%	(1.48)%	(1.59)%	(0.73)%
After fees paid indirectly through commission recapture	(1.31)%	(1.35)%	(1.30)%	(1.59)%	(0.73)%
Portfolio turnover rate	74.49%	82.01%	186.72%	134.73%	122.76%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 67

Financial Highlights
Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$14.96	$15.94	$15.49	$10.47	$11.59

Income From Investment Operations
Net investment loss(1)	(0.20)	(0.21)	(0.20)	(0.21)	(0.07)
Net realized and unrealized gain (loss) on investments	2.22	1.66	2.01	5.23	(0.55)

Total from investment operations	2.02	1.45	1.81	5.02	(0.62)

Distributions to shareholders from:
Net realized capital gain	(0.33)	(2.43)	(1.36)	—	(0.50)

Total distributions	(0.33)	(2.43)	(1.36)	—	(0.50)

Net asset value, end of period	$16.65	$14.96	$15.94	$15.49	$10.47

Total Return(2)	13.67%	9.47%	11.75%	47.95%	(4.69)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$14,975	$16,458	$13,379	$9,138	$4,815
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	2.39%	2.44%	2.59%	2.76%	2.86%
After fees paid indirectly through commission recapture	2.39%	2.40%	2.41%	2.76%	2.86%
Ratio of net investment loss to average net assets:
Before fees paid indirectly through commission recapture	(1.31)%	(1.39)%	(1.48)%	(1.59)%	(0.73)%
After fees paid indirectly through commission recapture	(1.31)%	(1.35)%	(1.30)%	(1.59)%	(0.73)%
Portfolio turnover rate	74.49%	82.01%	186.72%	134.73%	122.76%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
68 | 2007 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$16.27	$16.98	$16.27	$10.88	$11.90

Income From Investment Operations
Net investment loss(1)	(0.05)	(0.06)	(0.05)	(0.07)	0.04
Net realized and unrealized gain (loss) on investments	2.44	1.78	2.12	5.46	(0.56)

Total from investment operations	2.39	1.72	2.07	5.39	(0.52)

Distributions to shareholders from:
Net realized capital gain	(0.33)	(2.43)	(1.36)	—	(0.50)

Total distributions	(0.33)	(2.43)	(1.36)	—	(0.50)

Net asset value, end of period	$18.33	$16.27	$16.98	$16.27	$10.88

Total Return(2)	14.85%	10.56%	12.83%	49.54%	(3.70)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,902	$1,503	$1,752	$1,672	$1,060
Ratio of expenses to average net assets:
Before fees paid indirectly through commission recapture	1.39%	1.44%	1.59%	1.76%	1.86%
After fees paid indirectly through commission recapture	1.39%	1.40%	1.41%	1.76%	1.86%
Ratio of net investment income (loss) to average net assets:
Before fees paid indirectly through commission recapture	(0.31)%	(0.39)%	(0.48)%	(0.59)%	0.27%
After fees paid indirectly through commission recapture	(0.31)%	(0.35)%	(0.30)%	(0.59)%	0.27%
Portfolio turnover rate	74.49%	82.01%	186.72%	134.73%	122.76%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 69

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$19.51	$19.39	$18.95	$14.17	$14.91

Income from investment operations
Net investment loss(1)	(0.05)	(0.17)	(0.14)	(0.09)	(0.22)
Net realized and unrealized gain on investments	3.39	3.23	2.39	4.90	0.38

Total from investment operations	3.34	3.06	2.25	4.81	0.16

Distributions to shareholders from:
Net realized capital gain	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Total distributions	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Net asset value, end of period	$20.71	$19.51	$19.39	$18.95	$14.17

Total Return(2)	18.22%	16.76%	12.17%	33.97%	2.28%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$46,385	$36,735	$21,818	$17,516	$7,393
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.82%	1.83%	1.94%	1.68%	2.63%
After expense reimbursements and waived fees	1.73%	1.75%	1.94%	1.68%	2.58%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.36)%	(0.91)%	(0.75)%	(0.52)%	(1.83)%
After expense reimbursements and waived fees	(0.27)%	(0.83)%	(0.75)%	(0.52)%	(1.78)%
Portfolio turnover rate	144.26%	129.64%	127.20%	101.86%	89.57%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
70 | 2007 ANNUAL REPORT

	Class B
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$18.52	$18.66	$18.43	$13.89	$14.75

Income from investment operations
Net investment loss(1)	(0.19)	(0.30)	(0.27)	(0.21)	(0.31)
Net realized and unrealized gain on investments	3.19	3.10	2.31	4.78	0.35

Total from investment operations	3.00	2.80	2.04	4.57	0.04

Distributions to shareholders from:
Net realized capital gain	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Total distributions	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Net asset value, end of period	$19.38	$18.52	$18.66	$18.43	$13.89

Total Return(2)	17.31%	15.95%	11.33%	32.93%	1.46%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$1,023	$1,052	$1,005	$985	$759
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.57%	2.58%	2.69%	2.43%	3.38%
After expense reimbursements and waived fees	2.48%	2.50%	2.69%	2.43%	3.33%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.11)%	(1.66)%	(1.50)%	(1.27)%	(2.58)%
After expense reimbursements and waived fees	(1.02)%	(1.58)%	(1.50)%	(1.27)%	(2.53)%
Portfolio turnover rate	144.26%	129.64%	127.20%	101.86%	89.57%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 71

Financial Highlights
Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout the Period)

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$17.99	$18.21	$18.02	$13.56	$14.42

Income from investment operations
Net investment loss(1)	(0.18)	(0.29)	(0.27)	(0.21)	(0.31)
Net realized and unrealized gain on investments	3.10	3.01	2.27	4.70	0.35

Total from investment operations	2.92	2.72	2.00	4.49	0.04

Distributions to shareholders from:
Net realized capital gain	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Total distributions	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Net asset value, end of period	$18.77	$17.99	$18.21	$18.02	$13.56

Total Return(2)	17.38%	15.91%	11.37%	33.14%	1.49%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$13,436	$9,884	$6,597	$3,914	$1,383
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.57%	2.58%	2.69%	2.43%	3.38%
After expense reimbursements and waived fees	2.48%	2.50%	2.69%	2.43%	3.33%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(1.11)%	(1.66)%	(1.50)%	(1.27)%	(2.58)%
After expense reimbursements and waived fees	(1.02)%	(1.58)%	(1.50)%	(1.27)%	(2.53)%
Portfolio turnover rate	144.26%	129.64%	127.20%	101.86%	89.57%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
72 | 2007 ANNUAL REPORT

	Institutional Class
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$19.88	$19.65	$19.14	$14.28	$14.98

Income from investment operations
Net investment loss(1)	—	(0.12)	(0.09)	(0.05)	(0.19)
Net realized and unrealized gain on investments	3.45	3.29	2.41	4.94	0.39

Total from investment operations	3.45	3.17	2.32	4.89	0.20

Distributions to shareholders from:
Net realized capital gain	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Total distributions	(2.14)	(2.94)	(1.81)	(0.03)	(0.90)

Net asset value, end of period	$21.19	$19.88	$19.65	$19.14	$14.28

Total Return(2)	18.44%	17.12%	12.42%	34.27%	2.55%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$30,540	$28,727	$26,963	$25,783	$15,214
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	1.57%	1.58%	1.69%	1.43%	2.38%
After expense reimbursements and waived fees	1.48%	1.50%	1.69%	1.43%	2.33%
Ratio of net investment loss to average net assets:
Before expense reimbursements and waived fees	(0.11)%	(0.66)%	(0.50)%	(0.27)%	(1.58)%
After expense reimbursements and waived fees	(0.02)%	(0.58)%	(0.50)%	(0.27)%	(1.53)%
Portfolio turnover rate	144.26%	129.64%	127.20%	101.86%	89.57%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
The accompanying notes are an integral part of the financial statements.
2007 ANNUAL REPORT | 73

Financial Highlights
Quaker Core Value Fund
(For a Share Outstanding Throughout the Period)

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2007	2006	2005	2004	2003

Net asset value, beginning of period	$13.09	$11.86	$11.54	$9.28	$9.29

Income From Investment Operations
Net investment income (loss)(1)	0.06	0.10	0.06	(0.06)	(0.09)
Net realized and unrealized gain on investments	1.91	2.34	1.26	2.32	0.08

Total from investment operations	1.97	2.44	1.32	2.26	(0.01)

Distributions to shareholders from:
Net investment income	(0.09)	—	—	—	—
Net realized capital gain	(1.42)	(1.12)	(1.00)	—	—

Total distributions	(1.51)	(1.21)	(1.00)	—	—

Net asset value, end of period	$13.55	$13.09	$11.86	$11.54	$9.28

Total Return(2)	16.21%	21.42%	11.60%	24.35%	(0.11)%

Ratios/supplemental data
Net assets, end of period (000’s omitted)	$3,375	$2,719	$1,943	$1,449	$1,045
Ratio of expenses to average net assets:
Before expense reimbursements and waived fees	2.01%	1.89%	2.09%	2.14%	2.12%
After expense reimbursements and waived fees	0.97%	0.84%	1.04%	1.94%	2.12%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursements and waived fees	(0.56)%	(0.31)%	(0.56)%	(0.78)%	(1.01)%
After expense reimbursements and waived fees	0.48%	0.74%	0.49%	(0.58)%	(1.01)%
Portfolio turnover rate	265.26%	184.01%	103.24%	156.88%	151.69%

(1)	The average shares outstanding method has been applied for per share information.

(2)	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestments of dividends and distributions at net asset value and does not reflect the impact of sales charge.
74 | 2007 ANNUAL REPORT

Notes to the Financial Statements
Note 1 — Organization
     The Quaker Investment Trust (the “Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust’s Amended and Restated Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has eight series: Quaker Core Equity Fund, Quaker Strategic Growth Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, Quaker Small-Cap Growth Fund, Quaker Biotech Pharma-Healthcare Fund, Quaker Capital Opportunities Fund, and Quaker Core Value Fund (formerly Geewax Terker Core Value Fund) (each a “Fund” and collectively, the “Funds”). The investment objectives of each Fund are set forth below.
     Quaker Core Equity Fund (“Core Equity”), Quaker Strategic Growth Fund (“Strategic Growth”), and Quaker Small-Cap Value Fund (“Small-Cap Value”) all commenced operations on November 25, 1996. Quaker Mid-Cap Value Fund (“Mid-Cap Value”) commenced operations on December 31, 1997. Quaker Small-Cap Growth Fund (“Small-Cap Growth”) commenced operations on September 18, 2000. The investment objective of these Funds is to provide shareholders with long-term capital growth.
     Quaker Capital Opportunities Fund (“Capital Opportunities”) commenced operations on January 31, 2002. The investment objective of this Fund is to seek long-term capital growth.
     Quaker Core Value Fund (“Core Value”) commenced operations on March 26, 2002. The Fund seeks to achieve long-term capital appreciation through the prudent investment of securities issued by companies considered by the sub-adviser to be “value” oriented companies.
     Quaker Biotech Pharma-Healthcare Fund (“Biotech”) commenced operations on September 23, 2002. The investment objective of this Fund is to seek long-term capital appreciation.
     Core Equity, Strategic Growth, Small-Cap Value, Mid-Cap Value, and Small-Cap Growth offer four classes of shares (Class A, Class B, Class C and Institutional Class shares). Class A shares are charged a front-end sales charge and a distribution and servicing fee; Class B shares bear a contingent deferred sales charge (“CDSC”) that declines to zero once the economic equivalent of a 5.00% sales charge is recovered by the Fund(s) for each investment account, normally after an average of seven years, coupled with additional distribution and servicing fees; Class C shares bear an additional distribution and servicing fee and a CDSC of 1% for a period of thirteen months; and Institutional Class shares bear no front-end sales charge or CDSC, but have higher minimum investment limitations.
     Capital Opportunities and Biotech offer Class A, Class B and Class C shares. Core Value offers Class A shares.
Note 2 — Summary of Significant Accounting Policies and Other Information
     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.
     A. Security Valuation. The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.
     The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances and have established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.
     Short-term investments are valued at amortized cost, which approximates fair market value.
     B. Federal Income Taxes. It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their
2007 ANNUAL REPORT | 75

Notes to the Financial Statements
Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
taxable income to shareholders. Therefore, no federal income tax provision is required.
     Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Temporary differences that result in over-distribution for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.
     C. Security Transactions and Investment Income. Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.
     Strategic Growth and Biotech make short sales of investments, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.
     D. Option Writing. Strategic Growth, Capital Opportunities, and Biotech may write options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
     E. Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.
     Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.
     Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Fund’s books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.
     F. Multiple Class Allocations. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.
     G. Expense Allocations. Fund expenses that are not series (fund) specific are allocated to each series based upon its relative proportion of net assets to the Funds’ total net assets.
     H. Distributions to Shareholders. Each Fund generally declares dividends annually, payable in December, on a
76 | 2007 ANNUAL REPORT

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)
date selected by the Trust’s Board of Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.
     I. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
     J. Indemnifications. Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect this risk of loss to be remote.
Note 3 — Investment Advisory Fee and Other Related Party Transactions
     Quaker Funds, Inc. (“QFI”) serves as Investment Advisor to each Fund. Pursuant to separate investment subadvisory agreements, QFI has selected the following persons to serve as sub-advisers:

Fund	Sub-Adviser

Strategic Growth	DG Capital Management, Inc.
Core Equity	Geewax, Terker & Co.
Small-Cap Growth	Geewax, Terker & Co.
Capital Opportunities	Knott Capital Management
Biotech	Sectoral Asset Management, Inc.
Mid-Cap Value	Global Capital Management, Inc.
Small-Cap Value	Aronson+Johnson+Ortiz, LP
Core Value	Geewax, Terker & Co.
     The sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.
     Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ended June 30, 2007. Amounts are expressed as an annualized percentage of average net assets.

	Aggregate
	advisory	subadvisory	Advisory &
	fee	fee paid by QFI	subadvisory fee
Fund	paid to QFI	to the sub-adviser	waived & reimbursed

Strategic Growth	1.30%	0.75%	N/A
Core Equity	1.05%	0.75%	N/A
Small-Cap Growth	1.05%	0.75%	N/A
Capital Opportunities	1.05%	0.75%	N/A
Biotech	1.45%	0.95%	N/A
Mid-Cap Value	1.05%	0.75%	N/A
Small-Cap Value	1.20%	0.90%	0.08%
Core Value	1.05%	0.75%	1.05%
     For the fiscal year ended June 30, 2007, QFI and the sub-advisers earned and reimbursed fees as follows:

		Subadvisory
	Aggregate	fee paid by QFI	Advisory &
	advisory fee	to the sub-	subadvisory fees
Fund	paid to QFI	adviser	waived & reimbursed

Strategic Growth	$11,511,920	$6,641,495	$—
Core Equity	130,307	93,077	—
Small-Cap Growth	39,949	28,533	—
Capital Opportunities	212,222	151,597	—
Biotech	173,464	113,650	—
Mid-Cap Value	1,302,046	930,037	—
Small-Cap Value	990,479	672,808	70,055
Core Value	32,495	—	32,495
     The sub-adviser to Small-Cap Value has voluntarily waived a portion of its subadvisory fee, resulting in a subadvisory fee rate of 0.85% on the first $25 million of assets of the Fund and 0.90% on all amounts in excess of $25 million, in accordance with the sub-adviser’s “most favored nation” policy that provides for a subadvisory fee based upon a rate no greater than the lowest rate offered by the sub-adviser to another client with a similar investment objective. This voluntary waiver results in a corresponding reduction in the fees paid by Fund shareholders. However, in the event that the investment advisory services provided to that client is terminated, the subadvisory fee rates would revert to the contractual fee rate of 0.90% per annum.
2007 ANNUAL REPORT | 77

Notes to the Financial Statements
Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
     QFI voluntarily agreed to waive its management fee to the extent that the total operating expenses of Small-Cap Value (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A, 3.35% for Classes B and C, and 2.35% for Class I of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement, however, it may do so at any time in its sole discretion.
     QFI and the sub-adviser to Core Value have each voluntarily agreed to waive their respective advisory and sub-advisory fees, in their entirety. These waivers result in a reduction in fees paid by Core Value shareholders. Neither QFI nor the sub-adviser to Core Value intend to terminate their respective waivers. However, either may do so at any time at their sole discretion.
     Since November 20, 2006, US Bancorp Fund Services, LLC (“USB”), has served as the Funds’ transfer, dividend paying, and shareholder servicing agent (“Transfer Agent”). Prior to that date, Citco Mutual Fund Services, Inc. (“CMFS”) was the Funds’ transfer, dividend paying and shareholder service agent. The Transfer Agent maintains the records of each shareholder’s account, answers shareholder inquiries concerning accounts, processes purchases and redemption of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder functions. As compensation for its services, the Transfer Agent receives a fee at the annual rate of 0.0525% of the aggregate of the Trust’s average daily net assets.
     Since December 11, 2006, Brown Brothers Harriman & Co. has served as fund accountant and administrator (the “Administrator”) for the Trust pursuant to a written agreement with the Trust. The Administrator provides fund accounting services and administrative services to, and is generally responsible for the overall management and day-to-day operations of, each Fund. As compensation for its services, the Administrator receives a fee at the annual rate of 0.025% for accounting and 0.030% for administration of the aggregate of the Trust’s first $2 billion of average daily net assets and 0.0200% for accounting and 0.0250% for administration on average daily net assets in excess of $2 billion.
     Prior to December 11, 2006, CMFS was also the Funds’ administrator. For the six-month period ended December 31, 2006, CMFS was paid $910,394 in the aggregate for administration, fund accounting and transfer agency services. For the period November 20, 2006 through June 30, 2007, USB was paid $357,019 as Transfer Agent for the Funds. For the period November 17, 2006 through June 30, 2007, the Administrator was paid $376,639 for fund accounting and administration services.
     Since November 17, 2006, Quasar Distributors, LLC (the “Distributor”) has served as principal underwriter for the Trust. Prior to that date, Citco Mutual Fund Distributors, Inc. (“CMFD”) served as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for each class for each Fund with the exception of Class I. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class B and C Plans provide that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.
     For the period from July 1, 2006 through November 16, 2006, CMFD received $55,791 in underwriter concessions from the sale of Fund shares. For the period November 17, 2006 through June 30, 2007, the Distributor received $44,121 in underwriter concessions from the sale of Fund shares.
     QFI has informed the Trust that for the fiscal year ended June 30, 2007 it received contingent deferred sales charges from certain redemptions of the Funds’ Class B shares and Class C shares of $47,921 and $49,871, respectively. The respective shareholders pay such charges, which are not an expense of the Fund.
78 | 2007 ANNUAL REPORT

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)
     Except for the Trust’s Chief Compliance Officer (“CCO”), employees and officers of QFI do not receive any compensation from the Trust. The General Counsel/CCO of QFI also serves as CCO for the Trust. According to the terms of a Board resolution on November 16, 2006, the Trust agreed to pay the CCO an annual salary of $150,000 and authorized a 2006 bonus of $15,000. For the year ended June 30, 2007, the Trust compensated the CCO $164,460.
     Commissions paid and recaptured were as follows:

	Commissions	Commissions
Fund	Paid	Recaptured

Strategic Growth	$1,143,339	$571,670
Capital Opportunities	—	283
Mid-Cap Value	166,965	83,482
Under the terms of certain commission recapture agreements with Radnor Research & Trading, the commissions recaptured by the Funds were reflected as realized gain (loss) from investments for the fiscal year ended June 30, 2007.
Note 4 — Purchases and Sales of Investments
     For the fiscal year ended June 30, 2007, aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

Fund	Purchases	Sales

Strategic Growth	$2,184,380,909	$2,272,900,724
Core Equity	30,199,431	30,625,174
Small-Cap Growth	14,046,573	14,320,622
Capital Opportunities	15,500,990	23,184,968
Biotech	10,050,219	18,611,825
Mid-Cap Value	140,117,056	91,143,036
Small-Cap Value	118,462,097	117,699,733
Core Value	8,296,734	8,087,672
Note 5 — Options Written
     A summary of option contracts written by the Trust during the fiscal year ended June 30, 2007 were as follows:

	Strategic Growth Calls
	Number of	Option
	Contracts	Premiums

Options outstanding at beginning of period	—	$—
Options written	35,349	3,238,171
Options closed	(29,235)	(2,660,329)
Options exercised	(1,354)	(239,651)
Options expired	(4,760)	(338,191)

Options outstanding at end of period	—	$—

     One option contract is equivalent to one hundred shares of common stock.
Note 6 — Investments in Affiliate
     The Quaker Strategic Growth Fund invests a portion of its assets in American Ecology Corporation (the “Corporation”). The Corporation is considered to be an affiliate of the Fund under the 1940 Act because the Fund owned more than 5% of the
2007 ANNUAL REPORT | 79

Notes to the Financial Statements
Note 6 — Investments in Affiliate (Continued)
Corporation’s outstanding voting stock during the year. A description of the Quaker Strategic Growth Fund’s holding in the Corporation and related transactions during the fiscal year ended June 30, 2007 appear below.

	Beginning			Ending	Dividend	Market
	Shares	Purchases	Sales	Shares	Income	Value

American Ecology Corporation	1,000,395	—	598,004	402,391	$501,428	$8,619,215 (a)

(a)	At June 30, 2007, the company is no longer defined as an affiliate, although it was an affiliated company during the period.
Note 7 — Tax Matters
     For U.S. federal income tax purposes, the cost of securities owned (including proceeds for securities sold short), gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2007 for each Fund were as follows:

				Net
		Gross	Gross	Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)

Strategic Growth	$662,809,972	$94,126,870	$(4,120,662)	$90,006,208
Core Equity	12,215,892	1,169,208	(208,102)	961,106
Small-Cap Growth	3,800,004	331,486	(125,768)	205,718
Capital Opportunities	15,648,093	1,576,677	(153,759)	1,422,918
Biotech	9,103,229	625,182	(749,672)	(124,490)
Mid-Cap Value	144,015,089	18,124,577	(1,885,264)	16,239,313
Small-Cap Value	81,126,209	12,137,196	(2,059,850)	10,077,346
Core Value	3,181,481	269,632	(50,212)	219,420
     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options.
     As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

	Unrealized					Total
	Appreciation	Undistributed	Undistributed	Capital Loss	Post-October	Distributable
Fund	(Depreciation)	Ordinary Income	Capital Gains	Carryforward	Capital Loss	Earnings

Strategic Growth	$90,006,208	$34,992,210	$41,749,350	$—	$—	$166,747,768
Core Equity	961,106	—	—	(3,515,354)	—	(2,554,248)
Small-Cap Growth	205,718	271,875	153,863	—	—	631,456
Capital Opportunities	1,422,918	21,032	1,665,254	—	—	3,109,204
Biotech	(124,490)	149,165	—	—	(219,159)	(194,484)
Mid-Cap Value	16,239,313	2,157,561	3,718,005	—	—	22,114,879
Small-Cap Value	10,077,346	6,254,285	3,862,847	—	—	20,194,478
Core Value	219,420	231,595	143,689	—	—	594,704
     The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, straddles from options and net losses realized after October 31st.
80 | 2007 ANNUAL REPORT

Note 7 — Tax Matters (Continued)
     Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.
     At June 30, 2007, the capital loss carryovers for the Funds were as follows:

	Capital Loss Carryovers Expiring			Post-October Losses
Fund	2010	2011	Total	Deferred	Utilized

Core Equity	$1,156,854	$2,358,500	$3,515,354	$—	$—
Biotech	—	—	—	219,159	7,487
Note 8 — Reclassification of Capital Accounts
     In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2007, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

			Capital Paid
	Accumulated	Accumulated	in on Shares
	Net Investment	Net Realized	of Beneficial
Fund	Income	Gain (Loss)	Interest

Strategic Growth	$747,735	$(747,735)	$—
Core Equity	62,367	—	(62,367)
Small-Cap Growth	33,430	(33,430)	—
Capital Opportunities	35,949	(35,949)	—
Biotech	151,077	(151,077)	—
Mid-Cap Value	820,415	(820,439)	24
Small-Cap Value	244,701	(244,719)	18
Core Value	1	(1)	—
Note 9 — Distributions to Shareholders
     Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The information set forth below is for each Fund’s fiscal year as required by federal securities laws.
     The tax character of dividends and distributions paid during the fiscal years of 2007 and 2006 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2007	2006	2007	2006

Strategic Growth	$59,149,717	$29,137,312	$36,184,881	$16,065,857
Small-Cap Growth	—	—	159,311	—
Capital Opportunities	—	615,911	1,407,478	1,818,985
Biotech	764,958	—	380,106	101,855
Mid-Cap Value	2,054,394	3,028,061	412,922	3,482,107
Small-Cap Value	2,553,445	2,713,671	6,116,104	6,804,209
Core Value	162,989	182,650	174,577	14,430

2007 ANNUAL REPORT | 81

Notes to the Financial Statements
Note 10 — Fund Share Transactions
     At June 30, 2007, there were an unlimited number of shares of beneficial interest with a $0.01 par value, authorized. The following table summarizes the activity in shares of each Fund:
Strategic Growth

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	7,740,884	(23,925,644)	3,316,454	24,506,338	17,397,995	(5,169,681)	1,519,836	37,374,644
Value	$185,603,133	$(559,277,930)	$74,354,882		$421,625,118	$(125,020,495)	$35,746,532
Class B
Shares	1,663	(167,376)	64,787	589,880	11,727	(99,050)	37,848	690,806
Value	$37,917	$(3,768,235)	$1,389,038		$276,041	$(2,292,236)	$858,012
Class C
Shares	950,281	(1,215,687)	451,878	4,443,765	1,947,132	(980,064)	201,354	4,257,293
Value	$21,588,309	$(31,017,793)	$9,651,300		$45,138,990	$(23,012,370)	$4,548,584
Class I
Shares	47,336	(1,311,602)	156,343	578,946	378,084	(188,397)	65,101	1,686,869
Value	$1,148,237	$(27,227,935)	$3,556,803		$9,484,661	$(4,631,529)	$1,551,367
Core Equity

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	16,377	(31,504)	—	687,840	16,311	(34,844)	—	702,967
Value	$213,512	$(411,306)	—		$201,765	$(429,078)	—
Class B
Shares	—	(2,507)	—	9,900	—	(2,598)	—	12,407
Value	$—	$(30,930)	—		$—	$(29,276)	—
Class C
Shares	122	(2,650)	—	5,015	1,110	(6,576)	—	7,543
Value	$1,495	$(33,514)	—		$13,135	$(75,320)	—
Class I
Shares	5,010	(27,702)	—	234,122	3,548	(6,267)	—	256,814
Value	$63,182	$(346,955)	—		$42,798	$(70,675)	—

82 | 2007 ANNUAL REPORT

Note 10 — Fund Share Transactions (Continued)
Small-Cap Growth

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	20,231	(35,445)	2,943	57,858	33,526	(14,387)	—	70,129
Value	$216,781	$(375,219)	$30,702		$358,142	$(155,800)	—
Class B
Shares	—	(779)	594	13,694	—	(1)	—	13,879
Value	$—	$(7,930)	$5,912		$—	$(12)	—
Class C
Shares	1,861	(12,637)	759	13,096	4,411	(6,122)	—	23,113
Value	$18,903	$(126,214)	$7,603		$47,221	$(64,647)	—
Class I
Shares	1,726	(6,957)	10,511	256,619	2,639	—	—	251,339
Value	$18,872	$(76,015)	$112,989		$29,604	$—	—
Capital Opportunities

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	147,833	(622,141)	56,762	709,650	449,097	(491,118)	108,728	1,127,196
Value	$1,632,462	$(6,934,221)	$607,353		$5,202,606	$(5,567,352)	$1,207,975
Class B
Shares	1,372	(33,568)	4,879	54,617	1,350	(34,842)	9,678	81,934
Value	$14,926	$(362,214)	$50,692		$15,015	$(387,329)	$105,392
Class C
Shares	11,326	(363,987)	69,611	773,910	120,981	(237,159)	99,809	1,056,960
Value	$123,518	$(3,900,922)	$722,563		$1,369,751	$(2,659,406)	$1,085,918
Biotech

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
	Sold	Redeemed	Reinvested	Ending Shares	Sold	Redeemed	Reinvested	Ending Shares

Class A
Shares	151,333	(929,471)	46,180	413,659	392,779	(496,508)	5,472	1,145,617
Value	$1,944,121	$(11,434,710)	$593,879		$5,263,687	$(6,528,186)	$69,822
Class B
Shares	117	(31,308)	7,987	69,906	6,915	(17,176)	543	93,110
Value	$1,494	$(378,698)	$99,194		$91,265	$(227,897)	$6,760
Class C
Shares	94,408	(107,265)	29,236	329,127	75,276	(99,173)	1,521	312,748
Value	$1,200,372	$(1,335,590)	$363,113		$991,661	$(1,274,883)	$18,949

2007 ANNUAL REPORT | 83

Notes to the Financial Statements
Note 10 — Fund Share Transactions (Continued)
Mid-Cap Value

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
				Ending				Ending
	Sold	Redeemed	Reinvested	Shares	Sold	Redeemed	Reinvested	Shares

Class A
Shares	4,637,754	(1,617,163)	123,480	7,604,344	3,447,903	(1,638,914)	239,478	4,460,273
Value	$77,122,371	$(27,178,895)	$2,020,133		$56,410,060	$(28,014,914)	$3,695,156
Class B
Shares	13,379	(25,782)	2,741	134,307	9,090	(38,537)	21,633	143,969
Value	$215,481	$(404,764)	$42,711		$140,137	$(619,010)	$320,605
Class C
Shares	139,031	(357,091)	17,316	899,189	357,474	(217,842)	120,822	1,099,933
Value	$2,152,774	$(5,574,407)	$265,454		$5,656,556	$(3,426,983)	$1,762,797
Class I
Shares	11,251	(1,611)	1,794	103,774	9,607	(33,296)	12,831	92,340
Value	$204,493	$(27,942)	$30,098		$161,532	$(569,822)	$202,470
Small-Cap Value

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
				Ending				Ending
	Sold	Redeemed	Reinvested	Shares	Sold	Redeemed	Reinvested	Shares

Class A
Shares	855,116	(716,805)	218,459	2,239,278	974,202	(428,852)	211,801	1,882,508
Value	$16,827,579	$(14,211,113)	$4,117,957		$19,369,949	$(8,450,432)	$3,882,318
Class B
Shares	2,849	(12,528)	5,645	52,791	643	(5,714)	8,071	56,825
Value	$51,265	$(233,273)	$99,972		$12,000	$(108,491)	$141,002
Class C
Shares	158,759	(61,177)	69,057	715,947	169,946	(48,277)	65,299	549,308
Value	$2,889,310	$(1,102,491)	$1,184,334		$3,132,479	$(889,403)	$1,108,118
Class I
Shares	100,215	(264,543)	160,612	1,441,446	80,737	(232,823)	225,384	1,445,162
Value	$2,105,877	$(5,154,257)	$3,094,993		$1,616,755	$(4,597,362)	$4,203,414
Core Value

	For the Fiscal Year Ended: June 30, 2007				For the Fiscal Year Ended: June 30, 2006
				Ending				Ending
	Sold	Redeemed	Reinvested	Shares	Sold	Redeemed	Reinvested	Shares

Class A
Shares	41,046	(26,815)	27,219	249,087	59,868	(32,205)	16,173	207,637
Value	$530,549	$(352,197)	$335,337		$803,432	$(417,392)	$196,020
84 | 2007 ANNUAL REPORT

Note 11 — New Accounting Pronouncements
     In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 sets forth a recognition threshold and measurement method for the financial statement recognition and measurement of a tax position taken or expected to be taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006, and will be applied to all open tax years as of the effective date. Management is currently evaluating the impact that the adoption of FIN 48 will have on the Funds’ financial statement disclosures.
     In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.
Note 12 — 10% Shareholders
     As of June 30, 2007, certain Funds had single shareholder and/or omnibus shareholder accounts (which are comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding as detailed below:

	% Shares	Number of
Fund	Outstanding	Accounts

Strategic Growth	24%	1
Core Equity	58%	1
Small-Cap Growth	81%	2
Capital Opportunities	—	—
Biotech	—	—
Mid-Cap Value	73%	1
Small-Cap Value	34%	2
Core Value	69%	2
2007 ANNUAL REPORT | 85

Notes to the Financial Statements
Note 13 — Change in Independent Registered Public Accounting Firm
     The Board of Trustees, including a majority of disinterested Trustees, selected PricewaterhouseCoopers LLP (“PWC”), to serve as the Trust’s independent registered public accounting firm for the Trust’s fiscal year ended June 30, 2007. The decision to select PWC was recommended by the Audit Committee and was approved by the Board of Trustees, including a majority of the disinterested Trustees, on August 10, 2006. During the Trusts fiscal years ended June 30, 2005 and June 30, 2006 and through August 10, 2006, neither the Trust, its portfolios nor anyone on their behalf has consulted with PWC on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of PWC does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Trust’s prior auditor. The decision to dismiss Briggs, Bunting & Dougherty, LLP (“Briggs”), the Trust’s previous independent registered public accounting firm and to select PWC was recommended by the Trust’s Audit Committee and approved by the Board of Trustees, including a majority of disinterested Trustees. Briggs’ report on the Trust’s financial statements for the fiscal years ended June 30, 2005 and June 30, 2006 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust’s fiscal years ended June 30, 2005 and June 30, 2006 and through August 10, 2006, (i) there were no disagreements with Briggs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Briggs, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust’s financial statements for such years, and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K. The Trust has requested that Briggs furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.
Note 14 — Subsequent Event
     At a meeting of the Board of Trustees of the Quaker Investment Trust held on May 24, 2007, the Board approved reductions in sub-advisory fees paid by the Adviser to certain of the Funds’ sub-advisers. These reductions will result in a corresponding decrease in the fees paid by the Fund’s shareholders. Each of these arrangements went into effect as of July 1, 2007 and are as follows:
     Knott Capital Management, the Quaker Capital Opportunities Fund’s sub-adviser, has agreed contractually to permanently reduce its sub-advisory fee from 0.75% to 0.625%, as a percentage of the Fund’s average daily net assets;
     Sectoral Asset Management, Inc., the Quaker Biotech Pharma-Healthcare Fund’s sub-adviser, has agreed contractually to reduce its sub-advisory fee from 0.95% to 0.80%, as a percentage of the Fund’s average daily net assets from July 1, 2007 through December 31, 2008;
     Geewax, Terker & Co., the Quaker Core Value Fund’s sub-adviser, has agreed contractually to add a breakpoint to its sub-advisory fee, such that the sub-advisory fee shall be 0.75% as a percentage on assets up to $20 million and 0.50% of the Fund’s average daily net assets on assets above $20 million; and
     Global Capital Management, Inc., the Quaker Mid-Cap Value Fund’s sub-adviser, has agreed voluntarily to reduce its sub-advisory fee from 0.75% to 0.70%, as a percentage of the Fund’s average daily net assets.
86 | 2007 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Quaker Investment Trust:
     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Quaker Strategic Growth Fund, Quaker Core Equity Fund, Quaker Small-Cap Growth Fund, Quaker Capital Opportunities Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund and Quaker Core Value Fund (formerly Geewax Terker Core Value Fund) and the schedule of investments and the schedule of securities sold short of Quaker Biotech Pharma-Healthcare Fund (constituting Quaker Investment Trust, hereafter referred to as the “Trust”), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Trust at June 30, 2007 and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets for the year ended June 30, 2006 and the financial highlights for each of the four years in the period ended June 30, 2006 were audited by other independent accountants whose report dated July 26, 2006 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
August 23, 2007
2007 ANNUAL REPORT | 87

Trustees and Officers
June 30, 2007
     The Board of Trustees (“Board” or “Trustees”) has over all responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by Quaker Funds Inc., subject to the Bylaws of the Trust and review by the Board. The Trustees of the Trust, including those Trustees who are also officers, are listed below.

		Serving as		Number of	Other
		an Officer		Portfolios	Directorships
Name, Address and Age	Position(s) Held	or Trustee		Overseen by	Held by
	with the Trust	of the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

Interested Trustees and Officers Jeffry H. King, Sr.(2) 309 Technology Drive Malvern, PA 19355 Age 64	Chairman of the Board of Trustees and Chief Executive Officer	Since Nov. 1996	Chairman of Board of Directors and Chief Executive Officer, Quaker Funds, Inc. (1996—present); Registered Representative, Radnor Research & Trading Company, LLC (2005—2006); Chairman and CEO, Quaker Securities Inc. (1990—2005).	8	None

Laurie Keyes(2) 309 Technology Drive Malvern, PA 19355 Age 57	Treasurer and Trustee	Since Nov. 1996	Chief Financial Officer, Quaker Funds, Inc. (1996—present).	8	None

Justin Brundage(3) 309 Technology Drive Malvern, PA 19355 Age 37	Secretary	Since Nov. 2006	Registered Representative, Quaker Securities (1995-2005); Chief Operating Officer, Quaker Funds, Inc. (2005—present).	None	None

Timothy E. Richards 309 Technology Drive Malvern, PA 19355 Age 42	Chief Compliance Officer	Since March 2004	General Counsel to Quaker Funds, Inc. and Chief Compliance Officer for the Quaker Investment Trust (2004—present); formerly Chief Compliance Officer for the Penn Street Funds, Inc. (2004 —2007); formerly General Counsel for CRA Advisors, Inc. and the Community Reinvestment Act Qualified Investment Trust (2004—2006).	None	None

Independent Trustees
David K. Downes 309 Technology Drive Malvern, PA 19355 Age 67	Chairman Emeritus of the Board Trustee	Since Aug. 2007 Jan. 2004 - July 2007	President, Chief Executive Officer and Director of CRA Fund Advisors Inc. (2004—present); President, CRA Fund Advisers, Inc., an investment management company (2004—present); formerly, Chief Operating Officer and Chief Financial Officer, Lincoln National Investment Companies and Delaware Investments, the investment management subsidiary of Lincoln Financial Group (1992—2003); Chief Executive Officer, Delaware Investments, an investment management company (1997—2003).	8	Internet Capital Group, Inc. (a technology management company) (2003—present); GlaxoSmith Kline — Independent Chair Domestic Employee Benefit Trusts (2006—present); Oppenheimer Funds (2005—present); Correctnet, Inc. (2006—present).

Mark S. Singel 309 Technology Drive Malvern, PA 19355 Age 54	Trustee	Since Feb. 2002	Director/Founder, The Winter Group (2005—present); formerly, Managing Director, Public Affairs Management (lobbying firm) (2000—2004); Lieutenant Governor and Acting Governor of Pennsylvania (1987—1995).	8	None

Ambassador Adrian A. Basora (ret.) 309 Technology Drive Malvern, PA 19355 Age 69	Trustee	Since Feb. 2002	Director of Project on Democratic Transitions, Foreign Policy Research Institute (2004—present); formerly, President of Eisenhower Fellowships (1996-2004).	8	None

James R. Brinton 309 Technology Drive Malvern, PA 19355 Age 53	Trustee	Since Feb. 2002	President, Robert J. McAllister Agency, Inc. (insurance brokerage firm) (1979—present).	8	None
88  | 2007 ANNUAL REPORT

		Serving as		Number of	Other
		an Officer		Portfolios	Directorships
	Position(s) Held	or Trustee		Overseen by	Held by
Name, Address and Age	with the Trust	of the Trust	Principal Occupation(s) During Past 5 Years	Trustee	Nominee(1)

G. Michael Mara 309 Technology Drive Malvern, PA 19355 Age 52	Trustee	Since Feb. 2002	President, Valley Forge Capital Advisers (2002—present); formerly, President, Penn Street Funds, Inc. (2001—2005); formerly, Managing Director, Millennium Bank (2000—2004); Principal, Vanguard Fiduciary Trust Company (1997—1999).	8	None

Warren West 309 Technology Drive Malvern, PA 19355 Age 51	Trustee	Since Nov. 2003	President and owner, Greentree Brokerage Services, Inc. (1998—present).	8	None

Everett T. Keech 309 Technology Drive Malvern, PA 19355 Age 67	Trustee Interested Trustee, Vice Chairman of the Board, President, Treasurer Trustee	Since Nov. 2005 Feb., 2002—Jan., 2005 Nov. 1996—Feb., 2002	Chairman—Executive Committee, Technology Development Corp., Norristown, PA, a technology development and manufacturing firm (1997—present); President, Quaker Investment Trust (2002—2003); Affiliated Faculty, University of Pennsylvania (1998—present).	8	Director, Technology Development Corp.; Director, Advanced Training Systems International, Inc.; Director, Phoenix Data Systems, Inc.

(1)	Directorship of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)	Mr. King and Ms. Keyes are considered to be “interested persons” of the Trust for purposes of the 1940 Act because they are officers and controlling shareholders of Quaker Funds, Inc., the investment adviser to the Funds. Mr. King and Ms. Keyes are husband and wife.

(3)	Mr. Brundage is Ms. Keyes’ son.
     The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.
2007 ANNUAL REPORT | 89

Board Consideration of the Investment Advisory and Sub-Advisory Agreements
June 30, 2007
     The Independent Trustees of the Board of Trustees considered the Investment Advisory agreements between the Trust and QFI and each of the respective Sub-Advisory Agreements between QFI and DG Capital Management, Geewax, Terker & Co., Knott Capital Management, Sectoral Asset Management, Inc., Global Capital Management, Inc. and Aronson+Johnson+Ortiz, LP (collectively, the “Agreements”) with respect to each Fund at a meeting held on March 15, 2007. At the Board meeting the Independent Trustees reported to the full Board of Trustees their considerations with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.
     In arriving at their decision to renew the Agreements, the Board considered, a variety of information concerning QFI and each sub-adviser, including: (1) the nature, extent and quality of services provided to the Funds by QFI and by the sub-adviser; (2) the level of the advisory and sub-advisory fees that are charged to each Fund; (3) the profitability information provided by QFI; (4) QFI’s and the sub-adviser’s compliance programs; (5) and any “fall out” or ancillary benefits enjoyed by QFI and the sub-advisers as a result of their relationship with the Funds. The Board also considered the answers to questions posed by the Board to representatives of QFI.
     In considering the continuation of these Agreements, the Board considered the nature and quality of the services provided by QFI and the sub-advisers, the proposed fee structures, the level of fee waivers, each Fund’s past and anticipated expense ratios, possible economies of scale resulting from increases in the size of the Funds and other possible benefits QFI and the sub-advisers derived from their relationships with the Funds. The Board carefully analyzed the information provided to it by QFI, the sub-advisers, and independent third parties, focusing particularly on the level of advisory fees and expenses of each Fund with information for comparable funds, and the performance of each Fund to funds with comparable investment objectives. The Board also considered other information that it had received from QFI and the sub-advisers at other meetings throughout the year.
     In examining the nature, extent and quality of the services to be provided by QFI, the Board considered the portfolio management, administrative and supervisory services provided by QFI. The Board acknowledged the value of QFI’s historical performance of services for the Funds. The Board noted QFI’s commitment to servicing the Funds as its only client; QFI’s efforts during the past year to reduce Fund expenses; and the nature of the non-investment advisory services provided to the Funds, such as the supervision of the Funds’ other third-party service providers, by QFI.
     With respect to the nature, extent and quality of the services provided to the Funds by the sub-advisers, the Board considered the quality of the portfolio management services that the sub-advisers provided to the Funds; the depth, experience and demonstrated consistency in investment approach of each sub-adviser’s portfolio management team; the continued growth in each sub-adviser’s personnel responsible for managing the Funds; and the quality of each sub-adviser’s reputation. The Board further considered each sub-adviser’s performance record and its experience, as applicable, in managing other fund complexes with similar mutual funds.
     Based on the totality of the information considered, the Board concluded that the Funds were likely to benefit from the nature, extent and quality of QFI’s and the sub-advisers’ services, as applicable, and that QFI and the sub-advisers have the ability to continue to provide these services based on their respective experience, operations and resources.
     With respect to the Funds’ investment performance, the Board reviewed each Fund’s performance compared to both its peer group and relative benchmark indices over one-year, three-year, five-year, ten year and since inception periods, as applicable. The Board considered factors, including but not limited to each sub-adviser’s management style, that had affected the performance of each Fund relative to its peer group and benchmarks.
     The Board considered the fees payable under each of the Agreements. The Board reviewed the information compiled from Morningstar comparing each Fund’s contractual management fee rate. The Board reviewed both the overall expenses on a Fund-by-Fund basis as well as the advisory fee charged to each Fund. The Board also noted that the Funds’ total expense ratios were equal to or above the average of comparable funds. The foregoing comparisons assisted the Board in determining to approve the Agreements by providing them with a basis for evaluating each Fund’s advisory fee and expense ratio on a relative basis.
90 | 2007 ANNUAL REPORT

     With respect to the costs of the services to be provided and profits to be realized by QFI from its relationship with the Funds, the Board considered the fact that QFI had agreed to continue to waive its advisory fees to the extent necessary to limit the annualized expenses of each Fund to their assigned expenses ratio caps for an additional year. The Board also considered that QFI may be able to recoup some of the waived fees in the future. The Board noted that QFI continued to operate at a loss on most Funds due to its substantial subsidization of Fund expenses and that economies of scale had not yet been realized due to the relatively small size of the Funds. The Board also took into consideration QFI’s willingness to consider adding breakpoints to its advisory fee in the future if the Funds’ assets increase to the extent that economies of scale are realized. The Board did not consider the relationship between QFI’s advisory fees compared to other accounts that QFI advises because QFI has no other advisory accounts.
     The Board considered whether there are any “fall out” or ancillary benefits that may accrue to QFI or the sub-advisers as a result of their relationship with the Funds. Based on the information provided prior to, and at, the March meeting, the Board noted that there did not appear to be any significant benefits in this regard.
     After evaluation of the comparative performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by QFI and the sub-advisers, the Board concluded that the level of fees to be paid to QFI and the sub-advisers was reasonable.
     In voting unanimously to approve the Agreements based on the various considerations discussed above, the Board determined that the approval of the Agreements was in the best interests of the Funds. As a result, the Board, including a majority of the Independent Trustees, approved the Advisory and Sub-Advisory Agreements.
2007 ANNUAL REPORT | 91

General Information (Unaudited)
Form N-Q Filing and Proxy Voting Policies and Procedures
     Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
     Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.
Tax Information
     We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2007.
     During the fiscal year ended June 30, 2007, the following Funds paid long-term capital distributions:

	Long-Term
Fund	Capital Gains	Per Share

Strategic Growth	$36,184,881	$0.96893
Core Equity	—	—
Small-Cap Growth	159,311	0.45132
Capital Opportunities	1,407,478	0.79584
Biotech	380,106	0.42489
Mid-Cap Value	412,922	0.05458
Small-Cap Value	6,116,104	1.51204
Core Value	174,557	0.78146
     Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income.
For the purposes of computing the dividends eligible for reduced taxes, the following amounts of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Amount	Percentage

Strategic Growth	$8,696,076	14.70%
Core Equity	—	—
Small-Cap Growth	—	—
Capital Opportunities	—	—
Biotech	648	0.08%
Mid-Cap Value	1,249,791	60.84%
Small-Cap Value	1,132,634	44.36%
Core Value	40,813	25.04%
     Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following amounts of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Amount	Percentage

Strategic Growth	$7,367,107	12.46%
Core Equity	—	—
Small-Cap Growth	—	—
Capital Opportunities	—	—
Biotech	648	0.08%
Mid-Cap Value	1,114,347	54.24%
Small-Cap Value	782,511	30.65%
Core Value	37,492	23.00%
     Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.
     Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2008 to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.
92 | 2007 ANNUAL REPORT

The Quaker Funds are distributed by
Quasar Distributors, LLC.
Contact us:
Quaker Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
800-220-8888
www.quakerfunds.com
(c)2007 Quaker® Investment Trust

QKAR 082007

ITEM 2. CODE OF ETHICS.
(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b) Not Applicable
(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e) Not Applicable
(f) The registrant has included a copy of its code of ethics as an exhibit to this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Everett T. Keech is qualified to serve as an audit committee financial expert serving on its audit committee and is “independent”, as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
AUDIT FEES
(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $159,000 for 2007 and $74,000 for 2006.
AUDIT-RELATED FEES
(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $10,100 for 2007 and $0 for 2006.
TAX FEES
(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $40,000 for 2007 and $22,000 for 2006.
ALL OTHER FEES
(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2006.
(e) The audit committee has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.
(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the registrant’s last two fiscal years are $0 for 2007 and $0 for 2006.
(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.
Not Applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940, as amended) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, as amended, 17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3) Not Applicable.
(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	QUAKER INVESTMENT TRUST

By (Signature and Title)*	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer
Date: August, 23, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and Title)*	/s/ Jeffry H. King, Sr.
Jeffry H. King, Sr.
Chief Executive Officer

Date: August 23, 2007

By (signature and Title)*	/s/ Laurie Keyes
Laurie Keyes
Treasurer

Date: August 23, 2007

*	Print the name and title of each signing officer under his or her signature